As filed with the Securities and Exchange Commission on April 29, 2019

File Nos. 002-10653
811-00082

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

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FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 120

AND
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 75

CGM Trust
(Exact Name Of Registrant As Specified In Charter)

One International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (617) 737-3225

Copy to:
Barry N. Hurwitz, Esq.
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110
(Name and Address of Agent for Service)

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It is proposed that this filing will become effective on May 1, 2019 , pursuant to paragraph (b) of Rule 485.

THE CGM FUNDS

PROSPECTUS — MAY 1, 2019

CGM FOCUS FUND
A No-Load Fund
The Fund’s investment objective is long-term growth of capital.

Ticker Symbol: CGMFX
CGM MUTUAL FUND
A No-Load Fund

The Fund’s investment objective is reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks.

Ticker Symbol: LOMMX
CGM REALTY FUND
A No-Load Fund
The Fund’s investment objective is to provide a combination of income and long-term growth of capital.

Ticker Symbol: CGMRX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1 CGM FUNDS MAY 2019 PROSPECTUS ——————————————————————————————————————————————————

CGM FOCUS FUND
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Schedule of Fees
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (Load) Imposed on Purchases	None
Maximum sales charge (Load) Imposed on Reinvested Dividends	None
Redemption fee	None
Exchange fee	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.98%
Distribution (12b-1) fees	None
Total other expenses	1.47%
Other expenses	0.20%
Dividend and interest expenses relating to short sales	1.27%
Total annual Fund operating expenses	2.45%

Example
The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years:	1	3	5	10
Cost (with or without redemption):	$248	$764	$1,306	$2,786
Portfolio Turnover
The Fund pays transaction costs such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 403% of the average value of its portfolio.
INVESTMENT STRATEGIES, RISKS, AND PERFORMANCE
Summary of Principal Investment Strategies
The Fund’s investment objective is long term growth of capital. The Fund intends to pursue its objective by investing a significant portion of the Fund’s assets in a smaller number of companies, industries and/or sectors than other diversified mutual funds. The Fund typically invests in stocks of between 20-40 companies at one time. Up to 25% of the Fund’s total assets may be invested in securities issued by companies within a single industry. The Fund may invest in securities of U.S. and foreign issuers. There is no limit on the extent to which the Fund may invest in foreign companies or be exposed to issuers from any particular country.
The Fund may invest in companies of any size, but primarily invests in companies with market capitalizations of more than $5 billion. If market conditions so warrant, the Fund may establish short positions in specific securities or stock indices. While the Fund expects to invest primarily in equity securities, the Fund may also invest in debt and fixed income securities, including below investment grade debt and/or fixed income securities, commonly referred to as “junk bonds.” The Fund's investment

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adviser employs a flexible investment style and seeks to take advantage of opportunities as they arise. As a consequence of the Fund’s investment strategy, the Fund generally has a high rate of portfolio turnover.
Summary of Principal Risks
You may lose money if you invest in the Fund. The following is a summary description of certain risks of investing in the Fund:
Risk of Investing in Fewer Issuers. If the Fund invests in larger positions in a smaller number of issuers, the Fund will be more susceptible to events negatively affecting those issuers. The Fund may invest in issuers whose securities react similarly to specific economic, market, political or other developments, which increases the risk associated with investing in fewer issuers.
Market Risk. You may lose money on your investment due to a fall in prices of stocks or periods of below-average performance in the stock market or due to specific conditions that affect particular industries or issuers.
Industry/Sector Exposure Risk. The Fund’s performance could be negatively affected if it invests heavily in an industry or in a sector that performs poorly.
Short Sale Risk. Short sales can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited.
Small and Medium-Sized Companies Risk. The Fund’s investments in small and medium-sized companies involve greater risk than is typically associated with larger, more established companies because these securities may be more volatile and are more likely to have returns that vary significantly from the overall markets.
Fixed Income Investments Risk. Debt and fixed income securities are subject to risks including credit risk (that the obligor may default), interest rate risk (that the value of securities will decline if interest rates increase), prepayment and extension risk (that the obligor will prepay payments due on a security when interest rates decrease or will extend payments when interest rates increase), and maturity risk (that the value of investments with long-term maturities will decline if long-term interest rates increase).
Lower Rated Debt Securities Risk. Lower rated debt securities, including securities commonly referred to as “junk bonds,” are considered risky because the issuers may be more likely to fail to make payments of interest and principal. In addition, the market for lower rated debt securities has, in the past, been more volatile than the markets for other securities and in some cases markets for lower rated debt securities have ceased to function. Lower rated debt securities are also often less liquid than higher rated debt securities.
Foreign Securities Risk. Investments in foreign issuers are subject to risks of possible adverse political and economic developments abroad. Foreign securities markets may be less liquid and more volatile than U.S. markets. Foreign investments may also involve risks of changes in foreign currency exchange rates. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
A substantial portion of the Fund’s portfolio is invested in American Depositary Receipts of companies domiciled in Brazil. The risks of foreign investments are generally heightened when investing in issuers in emerging market countries, such as Brazil. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. The Fund’s exposure to Brazilian issuers may increase or decrease significantly from time to time or may be eliminated.
Management Risk. The Fund is subject to management risk because it is actively managed and the Fund is generally invested in a small number of securities and industries. Factors that may be difficult to predict, like changes in interest rates or securities valuations, may not lead to the results intended by the investment adviser and may have an adverse effect on the value or performance of the Fund.
Key Personnel Risk. If one or more key individuals become unavailable to the investment adviser, including the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable and/or result in increased expenses to the Fund.
Past Performance
The following total return information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compared to the Standard & Poor's 500 Index ("S&P 500 Index"), a broad based measure of market performance. The Fund’s past

3 CGM FUNDS MAY 2019 PROSPECTUS ——————————————————————————————————————————————————

performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 800-345-4048.
During the 10-year period shown in the bar chart, the highest quarterly return was 23.14% for the quarter ended 12/31/10 and the lowest quarterly return was -23.93% for the quarter ended 9/30/11 .

Average Annual Total Returns (for the periods ended 12/31/18)
	One Year	Five Years	Ten Years
FUND
Return before taxes	(24.73)%	(0.08)%	4.08%
Return after taxes on distributions	(24.80)%	(0.09)%	4.06%
Return after taxes on distributions and sale of Fund shares	(14.60)%	(0.06)%	3.23%
S&P 500 INDEX
(reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%
After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. "Return after taxes on distributions and sale of Fund shares" may be higher than other figures for the same period if a capital loss occurs upon redemption that results in an assumed tax deduction for the shareholder.
FUND MANAGEMENT
The Fund’s investment adviser is Capital Growth Management Limited Partnership. Ken Heebner is the portfolio manager and he has managed CGM Focus Fund since its inception in 1997.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans and UGMA/UTMA accounts. Subsequent investments must be at least $50.
You may sell shares of the Fund by sending a written request for a check, wire transfer or Automated Clearing House (“ACH”) redemption to your bank or by making a telephone request (if you have elected this option) for redemption by check, wire transfer or ACH to your bank.

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TAX INFORMATION
Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax–advantaged retirement account, such as an individual retirement account or employer sponsored retirement plan.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund’s investment adviser may pay the intermediary periodic maintenance fees for establishing and maintaining accounts through which Fund shares are held. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or their personnel to recommend the Fund over another investment. Please contact CGM Funds at 800-345-4048 for more information.

5 CGM FUNDS MAY 2019 PROSPECTUS ——————————————————————————————————————————————————

CGM MUTUAL FUND
INVESTMENT OBJECTIVE
The Fund’s investment objective is reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks.
FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Schedule of Fees
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (Load) Imposed on Purchases	None
Maximum sales charge (Load) Imposed on Reinvested Dividends	None
Redemption fee	None
Exchange fee	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution (12b-1) fees	None
Other expenses	0.25%
Total annual Fund operating expenses	1.15%

Example
The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years:	1	3	5	10
Cost (with or without redemption):	$117	$365	$633	$1,398
Portfolio Turnover
The Fund pays transaction costs such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 362% of the average value of its portfolio.
INVESTMENT STRATEGIES, RISKS, AND PERFORMANCE
Summary of Principal Investment Strategies
The Fund seeks to attain its objective by investing in a managed mix of equity and debt securities with 75% of assets invested in equity securities and 25% of its assets in debt or fixed income securities under normal circumstances. However, the Fund is flexibly managed so that the weighting in debt or fixed income securities may be heavier, depending on the investment adviser’s outlook. The fixed income securities the Fund invests in will generally have a maturity of 30 days to more than 30 years and may be of any credit quality. The Fund may not invest more than 35% of its total assets in below investment grade debt and fixed income securities, commonly referred to as “junk bonds.”
The Fund may invest in companies of any size, but primarily invests in companies with market capitalizations of more than $5 billion. The Fund may, from time to time, invest a significant portion of the Fund’s assets in a small number of companies, industries and/or sectors. Up to 25% of the Fund’s total assets may be invested in securities issued by companies within a single industry. The Fund may invest in securities of U.S. and foreign issuers. There is no limit on the extent to which the Fund may invest in foreign companies or be exposed to issuers from any particular country. The Fund’s investment adviser employs a

—————————————————————————————————————————————————— CGM FUNDS MAY 2019 PROSPECTUS 6

flexible investment style and seeks to take advantage of opportunities as they arise. As a consequence of the Fund’s investment strategy, the Fund generally has a high rate of portfolio turnover.
Summary of Principal Risks
You may lose money if you invest in the Fund. The following is a summary description of certain risks of investing in the Fund:
Market Risk. You may lose money on your investment due to a fall in prices of stocks or periods of below-average performance in the stock market or due to specific conditions that affect particular industries or issuers.
Fixed Income Investments Risk. Debt and fixed income securities are subject to risks including credit risk (that the obligor may default), interest rate risk (that the value of securities will decline if interest rates increase), prepayment and extension risk (that the obligor will prepay payments due on a security when interest rates decrease or will extend payments when interest rates increase), and maturity risk (that the value of investments with long-term maturities will decline if long-term interest rates increase).
Lower Rated Debt Securities Risk. Lower rated debt securities, including securities commonly referred to as “junk bonds,” are considered risky because the issuers may be more likely to fail to make payments of interest and principal. In addition, the market for lower rated debt securities has, in the past, been more volatile than the markets for other securities and in some cases markets for lower rated debt securities have ceased to function. Lower rated debt securities are also often less liquid than higher rated debt securities.
Small and Medium-Sized Companies Risk. The Fund’s investments in small and medium-sized companies involve greater risk than is typically associated with larger, more established companies because these securities may be more volatile and are more likely to have returns that vary significantly from the overall markets.
Industry/Sector Exposure Risk. The Fund’s performance could be negatively affected if it invests heavily in an industry or in a sector that performs poorly.
Risk of Investing in Fewer Issuers. If the Fund invests in larger positions in a smaller number of issuers, the Fund will be more susceptible to events negatively affecting those issuers. The Fund may invest in issuers whose securities react similarly to specific economic, market, political or other developments, which increases the risk associated with investing in fewer issuers.
Foreign Securities Risk. Investments in foreign issuers are subject to risks of possible adverse political and economic developments abroad. Foreign securities markets may be less liquid and more volatile than U.S. markets. Foreign investments may also involve risks of changes in foreign currency exchange rates. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
A substantial portion of the Fund’s portfolio is invested in American Depositary Receipts of companies domiciled in Brazil. The risks of foreign investments are generally heightened when investing in issuers in emerging market countries, such as Brazil. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. The Fund’s exposure to Brazilian issuers may increase or decrease significantly from time to time or may be eliminated.
Management Risk. The Fund is subject to management risk because it is actively managed and the Fund is generally invested in a small number of securities and industries. Factors that may be difficult to predict, like changes in interest rates or securities valuations, may not lead to the results intended by the investment adviser and may have an adverse effect on the value or performance of the Fund.
Key Personnel Risk. If one or more key individuals become unavailable to the investment adviser, including the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable and/or result in increased expenses to the Fund.
Past Performance
The following total return information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compared to the Standard & Poor's 500 Index ("S&P 500 Index"), a broad based measure of market performance, and the ICE BofAML U.S. Corporate, Government & Mortgage Index. The ICE BofAML U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. market, including U.S. Treasuries, quasi-governments, corporates, covered bonds and residential mortgage pass-throughs. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 800-345-4048.

7 CGM FUNDS MAY 2019 PROSPECTUS ——————————————————————————————————————————————————

During the 10-year period shown in the bar chart, the highest quarterly return was 19.69% for the quarter ended 12/31/10 and the lowest quarterly return was -15.87% for the quarter ended 9/30/11 .

Average Annual Total Returns (for the periods ended 12/31/18)
	One Year	Five Years	Ten Years
FUND
Return before taxes	(13.70)%	2.10%	5.76%
Return after taxes on distributions	(13.88)%	0.09%	4.36%
Return after taxes on distributions and sale of Fund shares	(7.97)%	1.03%	4.16%
S&P 500 INDEX
(reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%
ICE BofAML U.S. CORPORATE, GOVERNMENT & MORTGAGE INDEX
(reflects no deduction for fees, expenses or taxes)	0.00%	2.61%	3.44%
After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. "Return after taxes on distributions and sale of Fund shares" may be higher than other figures for the same period if a capital loss occurs upon redemption that results in an assumed tax deduction for the shareholder. ICE BofAML U.S. Corporate, Government & Mortgage Index: ICE Data Indices, LLC ("ICE DATA"), is used with permission. ICE DATA, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE DATA, its affiliates nor their respective third party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an "as is" basis and your use is at your own risk. ICE DATA, its affiliates and their respective third party suppliers do not sponsor, endorse, or recommend Capital Growth Management Limited Partnership, or any of its products or services.
FUND MANAGEMENT
The Fund’s investment adviser is Capital Growth Management Limited Partnership. Ken Heebner is the portfolio manager and he has managed CGM Mutual Fund or its predecessor since 1981.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans and UGMA/UTMA accounts. Subsequent investments must be at least $50.
You may sell shares of the Fund by sending a written request for a check, wire transfer or Automated Clearing House (“ACH”) redemption to your bank or by making a telephone request (if you have elected this option) for redemption by check, wire transfer or ACH to your bank.
TAX INFORMATION
Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax–advantaged retirement account, such as an individual retirement account or employer sponsored retirement plan.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund’s investment adviser may pay the intermediary periodic maintenance fees for establishing and maintaining accounts through which Fund shares are held. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or their personnel to recommend the Fund over another investment. Please contact CGM Funds at 800-345-4048 for more information.

9 CGM FUNDS MAY 2019 PROSPECTUS ——————————————————————————————————————————————————

CGM REALTY FUND
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide a combination of income and long-term growth of capital.
FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Schedule of Fees
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (Load) Imposed on Purchases	None
Maximum sales charge (Load) Imposed on Reinvested Dividends	None
Redemption fee	None
Exchange fee	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.81%
Distribution (12b-1) fees	None
Other expenses	0.17%
Total annual Fund operating expenses	0.98%

Example
The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years:	1	3	5	10
Cost (with or without redemption):	$100	$312	$542	$1,201
Portfolio Turnover
The Fund pays transaction costs such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 239% of the average value of its portfolio.
INVESTMENT STRATEGIES, RISKS, AND PERFORMANCE
Summary of Principal Investment Strategies
The Fund invests primarily in equity securities of companies in the real estate industry, including real estate investment trusts (“REITs”). Under normal circumstances, the Fund expects to invest at least 80% of its assets in these securities. The Fund considers a company to be in the real estate industry if construction, ownership, management, financing or sales of residential, commercial or industrial real estate account for at least 50% of its gross revenues or net profits. Companies in the real estate industry include those with significant real estate holdings, such as hotel chains and mining, lumber and paper companies. The Fund may invest up to 20% of its assets in equity or debt securities of companies outside the real estate industry. For example, the Fund has invested in financial institutions and manufacturers of consumer goods. The debt and fixed income securities in which the Fund may invest may be of any credit quality (including below investment grade securities commonly referred to as “junk bonds”) and of any maturity.
The Fund may invest in securities of issuers of any size. The Fund may invest in the securities of U.S. and foreign issuers. There is no limit on the extent to which the Fund may invest in foreign companies or be exposed to issuers from any particular country. The Fund may, from time to time, invest a significant portion of the Fund’s assets in a small number of companies. The Fund’s

—————————————————————————————————————————————————— CGM FUNDS MAY 2019 PROSPECTUS 10

investment adviser employs a flexible investment style and seeks to take advantage of opportunities as they arise. As a consequence of the Fund’s investment strategy, the Fund generally has a high rate of portfolio turnover.
Summary of Principal Risks
You may lose money if you invest in the Fund. The following is a summary description of certain risks of investing in the Fund:
Market Risk. You may lose money on your investment due to a fall in prices of stocks or periods of below-average performance in the stock market or due to specific conditions that affect particular industries or issuers.
Real Estate Industry and Market Risk. Fund performance may be negatively affected by factors with an adverse effect on companies in the real estate industry, such as changes in property values, taxes, interest rates, occupancy rates, government regulations, potential liability under environmental and hazardous waste laws, and, for companies engaged in activities relating to natural resources, factors affecting the value of the products they extract or produce.
Industry/Sector Exposure Risk. The Fund's performance could be negatively affected if it invests heavily in an industry or in a sector that performs poorly.
Fixed Income Investments Risk. Debt and fixed income securities are subject to risks including credit risk (that the obligor may default), interest rate risk (that the value of securities will decline if interest rates increase), prepayment and extension risk (that the obligor will prepay payments due on a security when interest rates decrease or will extend payments when interest rates increase), and maturity risk (that the value of investments with long-term maturities will decline if long-term interest rates increase).
Lower Rated Debt Securities Risk. Lower rated debt securities, including securities commonly referred to as “junk bonds,” are considered risky because the issuers may be more likely to fail to make payments of interest and principal. In addition, the market for lower rated debt securities has, in the past, been more volatile than the markets for other securities and in some cases markets for lower rated debt securities have ceased to function. Lower rated debt securities are also often less liquid than higher rated debt securities.
Small and Medium-Sized Companies Risk. The Fund’s investments in small and medium-sized companies involve greater risk than is typically associated with larger, more established companies because these securities may be more volatile and are more likely to have returns that vary significantly from the overall markets.
Risk of Investing in Fewer Issuers. If the Fund invests in larger positions in a smaller number of issuers, the Fund will be more susceptible to events negatively affecting those issuers. The Fund may invest in issuers whose securities react similarly to specific economic, market, political or other developments, which increases the risk associated with investing in fewer issuers.
Foreign Securities Risk. Investments in foreign issuers are subject to risks of possible adverse political and economic developments abroad. Foreign securities markets may be less liquid and more volatile than U.S. markets. Foreign investments may also involve risks of changes in foreign currency exchange rates. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
A substantial portion of the Fund’s portfolio is invested in American Depositary Receipts of companies domiciled in Brazil. The risks of foreign investments are generally heightened when investing in issuers in emerging market countries, such as Brazil. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. The Fund’s exposure to Brazilian issuers may increase or decrease significantly from time to time or may be eliminated.
Management Risk. The Fund is subject to management risk because it is actively managed and the Fund is generally invested in a small number of securities and industries. Factors that may be difficult to predict, like changes in interest rates or securities valuations, may not lead to the results intended by the investment adviser and may have an adverse effect on the value or performance of the Fund.
Key Personnel Risk. If one or more key individuals become unavailable to the investment adviser, including the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable and/or result in increased expenses to the Fund.
Past Performance
The following total return information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compared to the Standard & Poor's 500 Index ("S&P 500 Index"), a broad based measure of market performance and the Standard & Poor's

11 CGM FUNDS MAY 2019 PROSPECTUS ——————————————————————————————————————————————————

United States REIT Index ("S&P U.S. REIT Index"). The S&P U.S. REIT Index defines and measures the investable universe of publicly traded real estate investment trusts domiciled in the United States. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 800-345-4048.
During the 10-year period shown in the bar chart, the highest quarterly return was 35.42% for the quarter ended 9/30/09 and the lowest quarterly return was -28.42% for the quarter ended 3/31/09 .

Average Annual Total Returns (for the periods ended 12/31/18)
	One Year	Five Years	Ten Years
FUND
Return before taxes	(20.21)%	5.30%	10.72%
Return after taxes on distributions	(20.49)%	2.35%	8.79%
Return after taxes on distributions and sale of Fund shares	(11.74)%	3.41%	8.31%
S&P 500 INDEX
(reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%
S&P U.S. REIT INDEX
(reflects no deduction for fees, expenses or taxes)	(3.79)%	7.78%	12.16%
After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. "Return after taxes on distributions and sale of Fund shares" may be higher than other figures for the same period if a capital loss occurs upon redemption that results in an assumed tax deduction for the shareholder.
FUND MANAGEMENT
The Fund’s investment adviser is Capital Growth Management Limited Partnership. Ken Heebner is the portfolio manager and he has managed CGM Realty Fund since its inception in 1994.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans and UGMA/UTMA accounts. Subsequent investments must be at least $50.
You may sell shares of the Fund by sending a written request for a check, wire transfer or Automated Clearing House (“ACH”) redemption to your bank or by making a telephone request (if you have elected this option) for redemption by check, wire transfer or ACH to your bank.
TAX INFORMATION
Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax–advantaged retirement account, such as an individual retirement account or employer sponsored retirement plan.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund’s investment adviser may pay the intermediary periodic maintenance fees for establishing and maintaining accounts through which Fund shares are held. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or their personnel to recommend the Fund over another investment. Please contact CGM Funds at 800-345-4048 for more information.

13 CGM FUNDS MAY 2019 PROSPECTUS ——————————————————————————————————————————————————

ADDITIONAL INFORMATION AND FINANCIAL HIGHLIGHTS
ADDITIONAL INFORMATION ON STRATEGIES AND RISKS
CGM FOCUS FUND
The Fund’s objective and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of the Fund’s investment adviser, are most likely to be important in trying to achieve the Fund’s investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund’s objective and investment strategies may be changed without shareholder approval.
The Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information (‘‘SAI’’). The Fund’s investment adviser may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the SAI at any particular time.
The Fund may also depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.
Additional Information on Principal Investment Strategies
The Fund intends to pursue its objective by focusing on equity investments in a smaller number of companies, industries and/or sectors, than other diversified mutual funds. The Fund typically invests in stocks of between 20-40 companies at one time. The equity securities that the Fund may invest in include, but are not limited to, common and preferred stocks, convertible securities and warrants. Up to 25% of the Fund’s total assets may be invested in securities issued by companies within a single industry. The Fund may invest in securities of U.S. and foreign issuers. There is no limit on the extent to which the Fund may invest in foreign companies or be exposed to issuers from any particular country.
The Fund will generally invest in companies with a market capitalization of at least $5 billion. While the Fund expects to invest primarily in equity securities, the Fund may also invest in debt and fixed income securities, including below investment grade debt and/or fixed income securities, commonly referred to as “junk bonds.” The Fund’s investment adviser employs a flexible investment style and seeks to take advantage of opportunities as they arise. As a consequence of the fund’s investment strategy, the Fund generally has a high rate of portfolio turnover.
Should the investment outlook of the investment adviser so warrant, the Fund may seek to capitalize on declines in the prices of equity or debt securities or declines in market indexes. For example, the Fund may establish short positions in specific securities or stock indexes through short sales of those specific securities or securities that track specific stock indexes. A short sale is a transaction in which the Fund sells securities it has borrowed in anticipation of a decline in the market price of the securities.
The Fund’s compliance with percentage investment limitations is determined at the time of investment. If a percentage or other investment limitation is complied with at the time of an investment, any subsequent change, such as a change in values or assets or a change in credit quality, will not constitute a violation of that limitation.
Additional Information on Other Investment Strategies
The Fund may establish long positions in specific securities or stock indexes through options, financial futures contracts and options on futures and other derivatives. The Fund may seek to profit from changes in currency exchange rates using currency futures contracts, currency forward contracts and other derivatives.
Management Style. Rather than following a particular investment style, the Fund’s investment adviser employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, the Fund’s investment adviser will generally employ the following method:

•	a top-down approach, meaning that it first analyzes the overall economic factors that may affect a potential investment;

•
the investment adviser then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued; and

•	the investment adviser will sell a security if it determines that its investment expectations are not being met, better opportunities are available, or its price objective has been attained.
Portfolio Turnover. Although the Fund’s objective is long-term growth of capital, it frequently buys and sells securities to respond to changes in market, industry, or individual company conditions or outlook, and it may only hold those securities for a short

—————————————————————————————————————————————————— CGM FUNDS MAY 2019 PROSPECTUS 14

period. Frequent trading involves higher securities transaction costs, which may adversely affect the Fund’s performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.
Investments in short sales that management intends to maintain for less than one year and investments in options and futures contracts that mature in less than one year are excluded for purposes of computing the Fund’s portfolio turnover.
Additional Information on Principal Risks
Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Some of these risks are described below. More information about risks appears in the Fund’s SAI. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in the Fund.
Risk of Investing in Fewer Issuers. If the Fund invests in larger positions in a smaller number of issuers, the Fund will be more susceptible to events negatively affecting those issuers. The Fund may invest in issuers whose securities react similarly to specific economic, market, political or other developments, which increases the risk associated with investing in fewer issuers.
Market Risk. Market risk is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company’s individual situation. The value of the Fund’s shares will change daily as the value of its underlying securities changes. This means that your Fund shares may be worth more or less when you sell them than when you bought them. Historically, equity securities have been more volatile than debt or fixed-income securities.
Industry/Sector Exposure Risk. The Fund’s investment in any given industry or sector exposes the Fund to risks relating to that industry or sector. The Fund’s performance could be negatively affected if it invests heavily in an industry or in a sector that performs poorly. An industry or a sector’s performance, over any period of time, may be quite different from that of the overall market. Certain sectors, such as technology, financial services, energy or materials, can be highly volatile. Certain industries within these or other sectors (for example, the banking, insurance and broker-dealer industries in the financial services sector) can also be highly volatile.
Short Sales Risk. The Fund’s use of short sales involves additional investment risks and transaction costs. While short sales can be used to further the Fund’s investment objective, under certain market conditions, they can increase the volatility of the Fund and decrease the liquidity of the Fund. If the Fund uses short sales at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss.
The Fund’s potential loss from an uncovered short position in a security or stock index resulting from a short sale or the sale of a futures contract is unlimited. The Fund also could experience losses if these investment techniques were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.
Fixed Income Investments Risk. While the Fund expects to invest primarily in equity securities, the Fund may also invest in debt and fixed-income securities. Debt and fixed-income securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will change as a result of changes in market rates of interest). These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity. Interest rate risk will generally affect the price of a debt security more if the security has a longer maturity.
Lower Rated Debt Securities Risk. Lower rated debt securities, including securities commonly referred to as “junk bonds,” are considered risky because the issuers may be more likely to fail to make payments of interest and principal. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of lower rated debt securities may not receive payments until the holders of all other debt have been paid. In addition, the market for lower rated debt securities has, in the past, been more volatile than the markets for other securities and in some cases markets for lower rated debt securities have ceased to function. Lower rated debt securities are also often less liquid than higher rated debt securities.
Small and Medium-Sized Companies Risk. The securities of small and medium capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small and medium capitalization companies. Investments in small and medium capitalization companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of small and medium capitalization companies rise and fall based on investor perception rather than economics. Securities of small and medium capitalization companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small and medium capitalization companies may be more volatile, causing the Fund’s share price to be volatile. Funds that invest a higher percentage of their assets in small and medium capitalization companies are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies.

15 CGM FUNDS MAY 2019 PROSPECTUS ——————————————————————————————————————————————————

Foreign Securities Risk. The Fund may invest in securities issued by institutions, corporations, and governments established by or located in foreign countries, which may be developed or undeveloped countries. Investing in foreign securities may involve significant risks. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the U.S. There is no limit on the amount that the Fund may invest in issuers located in a single country or in foreign countries in the aggregate. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
A substantial portion of the Fund’s portfolio is invested in American Depositary Receipts of companies domiciled in Brazil. The Fund’s exposure to Brazilian issuers may increase or decrease significantly from time to time or may be eliminated. The risks of foreign investments described above are generally heightened when investing in issuers in emerging market countries, such as Brazil. Investing in Brazilian issuers involves certain special risks, including investment and repatriation controls, fluctuations in the rate of exchange between Brazil’s currency (the Real) and the U.S. Dollar, political instability, corruption and price volatility. In addition, the market for Brazilian securities is influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. Brazilian securities may also be particularly sensitive to market movements because their market prices tend to reflect speculative expectations.
Management Risk.The Fund is subject to management risk because it is actively managed and the Fund is generally invested in a small number of securities and industries. Factors that may be difficult to predict, like changes in interest rates or securities valuations, may not lead to the results intended by the investment adviser and may have an adverse effect on the value or performance of the Fund.
Key Personnel Risk. If one or more key individuals become unavailable to the investment adviser and, in particular, the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable. If there were changes in key personnel, there might be changes in the manner in which the investment objective and policies of the Fund, as set forth in this prospectus, are implemented.
Additional Information on Other Risks
Options, Financial Futures, Forwards and Other Derivatives. If the Fund invests in derivatives (including options, financial futures contracts and forward contracts), these investments can disproportionately increase losses when stock prices and currency exchange rates are changing. The Fund may not fully benefit from, or may lose money on, derivatives if the Fund’s investment adviser fails to accurately predict changes in their value. In particular, futures contracts, forward contracts and other derivatives linked to currency exchange rates subject the Fund to risks of changes in these rates.
Certain forward contracts and other over-the-counter derivatives are not traded on regulated exchanges or contract markets, so that many of the protections afforded to exchange participants do not apply to these transactions. Furthermore, there may be no liquid secondary market in the trading of forwards and other over-the-counter contracts, and the Fund could be required to retain forward contracts until exercise, expiration or maturity. This could limit the Fund’s ability to profit from open positions or to reduce losses experienced. Finally, forwards and over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

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FINANCIAL HIGHLIGHTS
CGM FOCUS FUND
The following Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been examined by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which may be obtained from the Fund free of charge.

CGM FOCUS FUND	For the Year Ended December 31,
	2018		2017	2016	2015	2014
For a share of the Fund outstanding throughout each period:
Net asset value at the beginning of period	$53.35		$42.74	$39.20	$40.88	$40.31
Net investment loss (a)(b)	(0.12)	(c)	(0.67)	(0.41)	(0.52)	(0.64)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(13.03)		11.28	3.95	(1.16)	1.21
Total from investment operations	(13.15)		10.61	3.54	(1.68)	0.57
Dividends from net investment income	(0.14)		—	—	—	—
Net increase (decrease) in net asset value	(13.29)		10.61	3.54	(1.68)	0.57
Net asset value at end of period	$40.06		$53.35	$42.74	$39.20	$40.88
Total return (%)	(24.7)		24.8	9.0	(4.1)	1.4
Ratios:
Operating expenses to average net assets (%)	1.18		1.16	1.20	1.13	1.10
Dividends and interest on short positions to average net assets (%)	1.27		1.92	1.25	1.09	1.16
Total expenses to average net assets (%)	2.45		3.08	2.45	2.22	2.26
Net investment loss to average net assets (%)	(0.24)	(c)	(1.38)	(1.13)	(1.27)	(1.61)
Portfolio turnover (%)(d)	403		388	334	268	266
Net assets at end of period (in thousands) ($)	650,199		997,714	936,846	1,064,927	1,326,978
(a) Net investment income (loss) per share excluding all related short sale income and
expenses ($)	0.51		0.26	0.04	(0.07)	(0.18)
(b) Per share net investment loss has been calculated using the average shares outstanding during the period.
(c) Net Investment loss per share reflects non-recurring dividends which amounted to $0.17 per share. Excluding these non-recurring dividends, the ratio of net investment loss to average net assets would have been (0.58)%.

(d) Includes short sale bond transactions.

17 CGM FUNDS MAY 2019 PROSPECTUS ——————————————————————————————————————————————————

ADDITIONAL INFORMATION ON STRATEGIES AND RISKS
CGM MUTUAL FUND
The Fund’s objective and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of the Fund’s investment adviser, are most likely to be important in trying to achieve the Fund’s investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund’s objective and investment strategies may be changed without shareholder approval.
The Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information (‘‘SAI’’). The Fund’s investment adviser may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the SAI at any particular time.
The Fund may also depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.
Additional Information on Principal Investment Strategies
The Fund seeks to attain its objective by investing in a managed mix of equity and debt securities. Under normal circumstances the Fund expects to invest approximately 75% of its assets in equity securities and 25% of its assets in debt or fixed income securities. However, the Fund is flexibly managed so that, depending on the investment manager’s view of the economy and investment outlook, it sometimes will be more heavily invested in debt or fixed-income securities. The fixed income securities the Fund invests in will generally have a maturity of 30 days to more than 30 years and may be of any credit quality. The Fund may not invest more than 35% of its total assets in below investment grade debt and fixed income securities, commonly referred to as “junk bonds.”
The Fund may invest in companies of any size, but primarily invests in companies with market capitalizations of more than $5 billion. The Fund may, from time to time, invest a significant portion of the Fund’s assets in a small number of companies, industries and/or sectors. The Fund may invest up to 25% of its total assets in securities issued by companies in any single industry. The Fund may invest in securities of U.S. and foreign issuers. There is no limit on the extent to which the Fund may invest in foreign companies or be exposed to issuers from any particular country. The Fund’s investment adviser employs a flexible investment style and seeks to take advantage of opportunities as they arise. As a consequence of the Fund’s investment strategy, the Fund generally has a high rate of portfolio turnover.
The Fund’s compliance with percentage investment limitations is determined at the time of investment. If a percentage or other investment limitation is complied with at the time of an investment, any subsequent change, such as a change in values or assets or a change in credit quality, will not constitute a violation of that limitation.
Additional Information on Other Investment Strategies
Other securities in which the Fund may invest include preferred stock, convertible securities, stock options, stock futures, publicly traded partnerships and stock indices. The Fund’s investments may include real estate investment trusts (‘‘REITs’’) and other real estate companies. The Fund may invest up to 35% of its total assets in debt or fixed-income securities of a quality below investment grade (i.e. securities rated lower than Baa by Moody’s Investors Service, Inc. or lower than BBB by Standard & Poor’s Ratings Services, or their equivalent as determined by the investment manager), including up to 10% of its total assets in debt or fixed-income securities rated at the time of investment Caa or lower by Moody’s or CCC or lower by S&P, or their equivalent as determined by the investment manager. These securities are commonly referred to as ‘‘junk bonds.’’ Investing in junk bonds is an aggressive approach to income investing. Although the Fund primarily invests in companies with market capitalizations of over $5 billion, the Fund may invest in companies of any size.
Management Style. Rather than following a particular investment style, the Fund’s investment adviser employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, the Fund’s investment adviser will generally employ the following method:

•	a top-down approach, meaning that it first analyzes the overall economic factors that may affect a potential investment;

•
the investment adviser then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued; and

•	the investment adviser will sell a security if it determines that its investment expectations are not being met, better opportunities are available, or its price objective has been attained.

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Portfolio Turnover. Although the Fund’s objective is reasonable long-term capital appreciation, it frequently buys and sells securities to respond to changes in market, industry, or individual company conditions or outlook, and it may only hold those securities for a short period. Frequent trading involves higher securities transaction costs, which may adversely affect the Fund’s performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.
Additional Information on Principal Risks
Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Some of these risks are described below. More information about risks appears in the Fund’s SAI. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in the Fund.
Market Risk. Market risk is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company’s individual situation. The value of the Fund’s shares will change daily as the value of its underlying securities changes. This means that your Fund shares may be worth more or less when you sell them than when you bought them. Historically, equity securities have been more volatile than debt or fixed-income securities.
Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond or other security can also affect the security’s liquidity and make it more difficult for the Fund to sell. The lower quality debt securities in which the Fund may invest are more susceptible to these problems than higher quality obligations.
Lower Rated Debt Securities Risk. Lower rated debt securities, including securities commonly referred to as “junk bonds,” are considered risky because the issuers may be more likely to fail to make payments of interest and principal. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of lower rated debt securities may not receive payments until the holders of all other debt have been paid. In addition, the market for lower rated debt securities has, in the past, been more volatile than the markets for other securities and in some cases markets for lower rated debt securities have ceased to function. Lower rated debt securities are also often less liquid than higher rated debt securities.
Interest Rate Risk. Interest rate risk is the risk that the market value of debt and fixed income securities will decrease when market interest rates increase. In general, the prices of debt or fixed income securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause the Fund’s share price to fluctuate. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes.
Prepayment and Maturity Risk. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund’s share price more volatile.
Small and Medium-Sized Companies Risk. The securities of small and medium capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small and medium capitalization companies. Investments in small and medium capitalization companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of small and medium capitalization companies rise and fall based on investor perception rather than economics. Securities of small and medium capitalization companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small and medium capitalization companies may be more volatile, causing the Fund’s share price to be volatile. Funds that invest a higher percentage of their assets in small and medium capitalization companies are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies.
Industry/Sector Exposure Risk. The Fund’s investment in any given industry or sector exposes the Fund to risks relating to that industry or sector. The Fund’s performance could be negatively affected if it invests heavily in an industry or in a sector that performs poorly. An industry or a sector’s performance, over any period of time, may be quite different from that of the overall market. Certain sectors, such as technology, financial services, energy or materials, can be highly volatile. Certain industries within these or other sectors (for example, the banking, insurance and broker-dealer industries in the financial services sector) can also be highly volatile.

19 CGM FUNDS MAY 2019 PROSPECTUS ——————————————————————————————————————————————————

Risk of Investing in Fewer Issuers. If the Fund invests in larger positions in a smaller number of issuers, the Fund will be more susceptible to events negatively affecting those issuers. The Fund may invest in issuers whose securities react similarly to specific economic, market, political or other developments, which increases the risk associated with investing in fewer issuers.
Foreign Securities Risk. The Fund may invest in securities issued by institutions, corporations, and governments established by or located in foreign countries, which may be developed or undeveloped countries. Investing in foreign securities may involve significant risks. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the U.S. There is no limit on the amount that the Fund may invest in issuers located in a single country or in foreign countries in the aggregate. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
A substantial portion of the Fund’s portfolio is invested in American Depositary Receipts of companies domiciled in Brazil. The Fund’s exposure to Brazilian issuers may increase or decrease significantly from time to time or may be eliminated. The risks of foreign investments described above are generally heightened when investing in issuers in emerging market countries, such as Brazil. Investing in Brazilian issuers involves certain special risks, including investment and repatriation controls, fluctuations in the rate of exchange between Brazil’s currency (the Real) and the U.S. Dollar, political instability, corruption and price volatility. In addition, the market for Brazilian securities is influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. Brazilian securities may also be particularly sensitive to market movements because their market prices tend to reflect speculative expectations.
Management Risk.The Fund is subject to management risk because it is actively managed and the Fund is generally invested in a small number of securities and industries. Factors that may be difficult to predict, like changes in interest rates or securities valuations, may not lead to the results intended by the investment adviser and may have an adverse effect on the value or performance of the Fund.
Key Personnel Risk. If one or more key individuals become unavailable to the investment adviser and, in particular, the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable. If there were changes in key personnel, there might be changes in the manner in which the investment objective and policies of the Fund, as set forth in this prospectus, are implemented.
Additional Information on Other Risks
Risks Associated with REITs. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, laws permitting courts to modify the terms of mortgage loans without consent of the mortgage holder, and the management skill and credit-worthiness of the issuer. REITs may also be subject to liabilities under environmental and hazardous waste laws.
Special Characteristics of Convertible Securities. Convertible securities, which are debt securities that may be converted into stock or other equity interests, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

—————————————————————————————————————————————————— CGM FUNDS MAY 2019 PROSPECTUS 20

FINANCIAL HIGHLIGHTS
CGM MUTUAL FUND
The following Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been examined by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which may be obtained from the Fund free of charge.

CGM MUTUAL FUND	For the Year Ended December 31,
	2018		2017	2016	2015	2014
For a share of the Fund outstanding throughout each period:
Net asset value at the beginning of period	$31.02		$30.76	$29.38	$30.31	$32.16
Net investment income (loss) (a)	0.25	(b)	0.13	(0.04)	(0.11)	(0.17)
Net realized and unrealized gains(losses) on investments and foreign currency transactions	(4.48)		5.13	2.27	(0.82)	1.87
Total from investment operations	(4.23)		5.26	2.23	(0.93)	1.70
Dividends from net investment income	(0.25)		(0.13)	—	—	—
Distribution from net short-term realized gains	—		(4.33)	—	—	(1.57)
Distribution from net long-term realized gains	—		(0.54)	(0.85)	—	(1.98)
Total distributions	(0.25)		(5.00)	(0.85)	—	(3.55)
Net increase (decrease) in net asset value	(4.48)		0.26	1.38	(0.93)	(1.85)
Net asset value at end of period	$26.54		$31.02	$30.76	$29.38	$30.31
Total return (%)	(13.7)		17.1	7.6	(3.1)	5.3
Ratios:
Operating expenses to average net assets (%)	1.15		1.15	1.17	1.12	1.12
Net investment income (loss) to average net assets (%)	0.82	(b)	0.38	(0.15)	(0.37)	(0.55)
Portfolio turnover (%)	362		423	436	345	301
Net assets at end of period (in thousands) ($)	325,037		415,584	387,721	401,579	448,564
(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b) Net Investment income per share reflects non-recurring dividends which amounted to $0.08 per share. Excluding these non-recurring dividends, the ratio of net investment income to average net assets would have been 0.56%.

21 CGM FUNDS MAY 2019 PROSPECTUS ——————————————————————————————————————————————————

ADDITIONAL INFORMATION ON STRATEGIES AND RISKS
CGM REALTY FUND
The Fund’s objective and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of the Fund’s investment adviser, are most likely to be important in trying to achieve the Fund’s investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund’s objective and investment strategies may be changed without shareholder approval.
The Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information (‘‘SAI’’). The Fund’s investment adviser may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the SAI at any particular time.
The Fund may also depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.
Additional Information on Principal Investment Strategies
The Fund pursues its objective by investing primarily in equity securities of companies in the real estate industry. Under normal circumstances the Fund expects to invest at least 80% of its assets in these securities. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in this 80% policy. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities and warrants.
In deciding whether or not to purchase these securities, the investment manager considers:

•	the issuer’s prospects for growth of cash flow or earnings per share;

•	the issuer’s management; and

•	the security’s potential yield.
The Fund considers a company to be in the real estate industry if construction, ownership, management, financing or sales of residential, commercial or industrial real estate account for at least 50% of its gross revenues or net profits. Companies in the real estate industry include the following:

•	REITs that own properties or make or invest in construction, development or long-term mortgage loans;

•	housing and building materials companies;

•	real estate brokers or developers; and

•	companies with significant real estate holdings, including hotel chains and mining, lumber and paper companies.
REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT owns or leases real estate and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio. A mortgage REIT invests primarily in loans secured by real estate and generally derives its income primarily from interest payments on those mortgage loans. A hybrid REIT combines the characteristics of both equity REITs and mortgage REITs, generally by holding both ownership and mortgage interests in real estate. The Fund anticipates that under normal circumstances a majority of its investments in REITs will consist of equity REITs, but this is not a requirement.
Equity REITs may be further classified as operating companies or financing companies. An operating company generally exercises some degree of control over the operation of its real estate assets, including selecting tenants, establishing lease terms and arranging for property maintenance and repair. Conversely, a financing company will generally not have control over the operations that are conducted on its real estate assets. The Fund anticipates that under normal circumstances a majority of its equity REIT investments will consist of securities issued by operating companies, but this is not a requirement.
From time to time, the Fund may invest a substantial portion of its portfolio in real estate companies, including housing and building materials companies, that do not pay significant dividends. As a result, the dividends paid by the Fund may be reduced or eliminated during these periods.
The Fund may invest in securities of issuers of any size. The Fund may invest in the securities of U.S. and foreign issuers. There is no limit on the extent to which the Fund may invest in foreign companies or be exposed to issuers from any particular country. The Fund may, from time to time, invest a significant portion of the Fund’s assets in a smaller number of companies. The Fund’s investment manager employs a flexible investment style and seeks to take advantage of opportunities as they arise. As a consequence of the Fund’s investment strategy, the Fund generally has a high rate of portfolio turnover.

—————————————————————————————————————————————————— CGM FUNDS MAY 2019 PROSPECTUS 22

Under normal market circumstances the Fund may invest up to 20% of its assets in equity or debt securities of companies outside the real estate industry. The debt and fixed income securities in which the Fund may invest may be of any credit quality (including below investment grade securities) and of any maturity.
The Fund’s compliance with percentage investment limitations is determined at the time of investment. If a percentage or other investment limitation is complied with at the time of an investment, any subsequent change, such as a change in values or assets or a change in credit quality, will not constitute a violation of that limitation.
Additional Information on Other Investment Strategies
The Fund may invest up to 20% of its total assets in debt or fixed-income securities of a quality below investment grade (i.e. securities rated lower than Baa by Moody’s Investors Service, Inc. (‘‘Moody’s’’) or lower than BBB by Standard & Poor’s Ratings Services (‘‘S&P’’), or their equivalent as determined by the investment manager), provided that the Fund may not invest in securities rated lower than Caa by Moody’s or CCC by S&P, or their equivalent as determined by the investment adviser. These may include securities commonly referred to as ‘‘junk bonds.’’ Investing in junk bonds is an aggressive approach to income investing.
The Fund may also invest up to 20% of its assets in repurchase agreements, by which the Fund buys securities with the understanding that the seller will buy them back with interest at a later date.
Management Style. Rather than following a particular investment style, the Fund’s investment adviser employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, the Fund’s investment adviser will generally employ the following method:

•	a top-down approach, meaning that it first analyzes the overall economic factors that may affect sectors of the real estate industry and potential investments;

•
the investment adviser then conducts a thorough analysis of certain realty industries and companies that the investment manager believes have stable or improving prospects, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued based on price to earnings ratios and growth rates; and

•	the investment adviser will sell a security if it determines that its investment expectations are not being met, better opportunities are available, or its price objective has been attained.
Portfolio Turnover. Although the Fund’s objective is to provide a combination of income and long-term growth of capital, it frequently buys and sells securities to respond to changes in market, sector, or individual company conditions or outlook, and it may only hold those securities for a short period. Frequent trading involves higher securities transaction costs, which may adversely affect the Fund’s performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.
Additional Information on Principal Risks
Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Some of these risks are described below. More information about risks appears in the Fund’s SAI. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in the Fund.
Market Risk. Market risk is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company’s individual situation. The value of the Fund’s shares will change daily as the value of its underlying securities changes. This means that your Fund shares may be worth more or less when you sell them than when you bought them. Historically, equity securities have been more volatile than debt or fixed-income securities.
Risks of Real Estate and REITs. The Fund invests primarily in companies in the real estate industry, including REITs, and is, therefore, subject to the special risks associated with the real estate industry and market. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, laws permitting courts to modify the terms of mortgage loans without consent of the mortgage holder, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.
Investments in REITs may be adversely affected by rising interest rates. Rising interest rates may cause investors in REITs to demand a higher annual yield, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, many mortgages may be refinanced. This may reduce the yield from mortgage REITs.

23 CGM FUNDS MAY 2019 PROSPECTUS ——————————————————————————————————————————————————

REITs depend on payments under their mortgage loans and leases to generate cash to make distributions to their shareholders. Accordingly, REITs may be affected by defaults on their mortgage loans or leases.
Some REITs have relatively small market capitalizations, which tends to increase the volatility of the market price of securities issued by these REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.
By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.
Certain companies in the real estate industry with significant natural resource holdings, such as mining, lumber and paper companies, are subject to changes in commodity prices, fluctuations in industrial and commercial supply and demand, resource availability and other factors affecting the value of the products they extract or produce. Securities of companies engaged in activities related to metals and minerals are particularly susceptible to worldwide economic, financial and political issues, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metals sales by governments, central banks or international agencies; investment speculation; and governmental regulation of particular industries or restrictions on the ownership of particular metals and minerals.
Industry/Sector Exposure Risk. The Fund’s investment in any given industry or sector exposes the Fund to risks relating to that industry or sector. The Fund’s performance could be negatively affected if it invests heavily in an industry or in a sector that performs poorly. An industry or a sector’s performance, over any period of time, may be quite different from that of the overall market. Certain sectors, such as technology, financial services, energy or materials, can be highly volatile. Certain industries within these or other sectors (for example, the banking, insurance and broker-dealer industries in the financial services sector) can also be highly volatile.
Fixed Income Investments Risk. While the Fund expects to invest primarily in equity securities, the Fund may also invest in debt and fixed-income securities. Debt and fixed-income securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will change as a result of changes in market rates of interest). These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity. Interest rate risk will generally affect the price of a debt security more if the security has a longer maturity.
Lower Rated Debt Securities Risk. Lower rated debt securities, including securities commonly referred to as “junk bonds,” are considered risky because the issuers may be more likely to fail to make payments of interest and principal. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of lower rated debt securities may not receive payments until the holders of all other debt have been paid. In addition, the market for lower rated debt securities has, in the past, been more volatile than the markets for other securities and in some cases markets for lower rated debt securities have ceased to function. Lower rated debt securities are also often less liquid than higher rated debt securities.
Small and Medium-Sized Companies Risk. The securities of small and medium capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small and medium capitalization companies. Investments in small and medium capitalization companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of small and medium capitalization companies rise and fall based on investor perception rather than economics. Securities of small and medium capitalization companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small and medium capitalization companies may be more volatile, causing the Fund’s share price to be volatile. Funds that invest a higher percentage of their assets in small and medium capitalization companies are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies.
Risk of Investing in Fewer Issuers. If the Fund invests in larger positions in a smaller number of issuers, the Fund will be more susceptible to events negatively affecting those issuers. The Fund may invest in issuers whose securities react similarly to specific economic, market, political or other developments, which increases the risk associated with investing in fewer issuers.
Foreign Securities Risk. The Fund may invest in securities issued by institutions, corporations, and governments established by or located in foreign countries, which may be developed or undeveloped countries. Investing in foreign securities may involve significant risks. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are

—————————————————————————————————————————————————— CGM FUNDS MAY 2019 PROSPECTUS 24

generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the U.S. There is no limit on the amount that the Fund may invest in issuers located in a single country or in foreign countries in the aggregate. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
A substantial portion of the Fund’s portfolio is invested in American Depositary Receipts of companies domiciled in Brazil. The Fund’s exposure to Brazilian issuers may increase or decrease significantly from time to time or may be eliminated. The risks of foreign investments described above are generally heightened when investing in issuers in emerging market countries, such as Brazil. Investing in Brazilian issuers involves certain special risks, including investment and repatriation controls, fluctuations in the rate of exchange between Brazil’s currency (the Real) and the U.S. Dollar, political instability, corruption and price volatility. In addition, the market for Brazilian securities is influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. Brazilian securities may also be particularly sensitive to market movements because their market prices tend to reflect speculative expectations.
Management Risk. The Fund is subject to management risk because it is actively managed and the Fund is generally invested in a small number of securities and industries. Factors that may be difficult to predict, like changes in interest rates or securities valuations, may not lead to the results intended by the investment adviser and may have an adverse effect on the value or performance of the Fund.
Key Personnel Risk. If one or more key individuals become unavailable to the investment adviser and, in particular, the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable. If there were changes in key personnel, there might be changes in the manner in which the investment objective and policies of the Fund, as set forth in this prospectus, are implemented.
Additional Information on Other Risks
Repurchase Agreements. The Fund may invest a significant portion of its assets in repurchase agreements, by which the Fund buys securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

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FINANCIAL HIGHLIGHTS
CGM REALTY FUND
The following Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been examined by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which may be obtained from the Fund free of charge.

CGM REALTY FUND	For the Year Ended December 31,
	2018	2017	2016	2015	2014
For a share of the Fund outstanding throughout each period:
Net asset value at the beginning of period	$32.19	$29.67	$29.27	$32.89	$30.76
Net investment income (a)	0.44	0.19	0.10	0.04	0.28
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(6.92)	9.52	0.68	(0.81)	6.41
Total from investment operations	(6.48)	9.71	0.78	(0.77)	6.69
Dividends from net investment income	(0.40)	(0.24)	(0.11)	(0.03)	(0.24)
Distribution from net short-term realized gains	—	(6.54)	—	—	(0.92)
Distribution from net long-term realized gains	—	(0.41)	(0.27)	(2.82)	(3.40)
Total distributions	(0.40)	(7.19)	(0.38)	(2.85)	(4.56)
Net increase (decrease) in net asset value	(6.88)	2.52	0.40	(3.62)	2.13
Net asset value at end of period	$25.31	$32.19	$29.67	$29.27	$32.89
Total return (%)	(20.2)	32.8	2.7	(2.3)	21.8
Ratios:
Operating expenses to average net assets (%)	0.98	0.97	0.99	0.92	0.92
Net investment income to average net assets (%)	1.50	0.57	0.35	0.11	0.86
Portfolio turnover (%)	239	269	241	224	135
Net assets at end of period (in thousands) ($)	685,914	1,004,793	870,995	1,078,815	1,244,679
(a) Per share net investment income has been calculated using the average shares outstanding during the period.

—————————————————————————————————————————————————— CGM FUNDS MAY 2019 PROSPECTUS 26

GENERAL FUND INFORMATION
INFORMATION ON MANAGEMENT
The Investment Adviser
The Funds' investment adviser is Capital Growth Management Limited Partnership (“CGM”), One International Place, Boston, Massachusetts, 02110. CGM, an investment advisory firm founded in 1990, manages the Funds' daily investment and business affairs subject to the policies established by the Funds' Board of Trustees. CGM currently manages the portfolios of three mutual funds and a private investment fund.
In 2018 , the CGM Focus Fund paid 0.98% , the CGM Mutual Fund paid 0.90% , and the CGM Realty Fund paid 0.81% of their average daily net assets in management fees to CGM.
A discussion regarding the basis for the Board of Trustees’ approval of the Funds' investment management agreement is available in the Funds' Semi-Annual Reports for the period ended June 30, 2018 .
The Portfolio Manager
Mr. Ken Heebner has been the portfolio manager of the CGM Focus Fund since its inception in 1997, the CGM Mutual Fund or its predecessor since 1981 and the CGM Realty Fund since its inception in 1994. In 1990, Mr. Heebner founded CGM with his partner Mr. Robert L. Kemp. Prior to establishing CGM, Mr. Heebner managed mutual fund portfolios at Loomis, Sayles & Company, Incorporated. In addition to the Funds, he currently manages a private investment fund for which CGM serves as adviser. CGM relies to a considerable extent on the expertise of Mr. Heebner, who may be difficult to replace in the event he ceases to work for CGM. The SAI provides additional information about Mr. Heebner’s compensation, the other fund he manages and his ownership of Fund securities.
HOW TO PURCHASE SHARES
The Funds sell their shares directly to investors without any sales load.
New Accounts
You may make a purchase of Fund shares in a new account by submitting a completed application form and check (see “Payment by Check” section). Make your check payable to the specific fund in which you are investing. CGM makes available retirement plan applications and forms and prototype plan documents for Traditional and Roth IRAs, SEP-IRAs, and Money Purchase Pension and Profit Sharing plans (“CGM Retirement Plans”). In this prospectus, CGM Retirement Plans other than Traditional IRAs, Roth IRAs and SEP-IRAs are referred to as “CGM Qualified Retirement Plans.”
Mail to:
The CGM Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219252
Kansas City, MO 64121-9252
or by overnight mail to:
The CGM Funds
c/o DST Asset Manager Solutions, Inc.
430 W 7th Street, STE 219252 Kansas City, MO 64105-1407
The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans (see “Shareholder Services-Retirement Plans”) and accounts set up under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

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Typical account registrations include:

•	Individual	•	Partnership
•	Joint	•	Corporation
•	Transfer on Death (“TOD”)	•	IRA/Roth/SEP
•	UGMA/UTMA	•	Qualified Retirement Plan
•	Trust	•	Omnibus*
•	Estate
*Omnibus accounts require a 22c-2 Shareholder Information Agreement.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open a new account to buy shares of a Fund, the Fund or your financial intermediary may ask for your name, address, date of birth, and other information that will allow the Fund to identify you. If the Fund or your financial intermediary is unable to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.
Existing Accounts
After your account has been established, you may send subsequent investments at any time directly to CGM Shareholder Services at:
The CGM Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219252
Kansas City, MO 64121-9252
or by overnight mail to:
The CGM Funds
c/o DST Asset Manager Solutions, Inc.
430 W 7th Street, STE 219252 Kansas City, MO 64105-1407
You must include either the Additional Investment Stub detached from an account statement or a note containing sufficient information to identify the account (i.e. the Fund name, your account number, your name and social security number). Subsequent investments must be at least $50.
Payment by Check
When you pay for Fund shares by check, your check must be in U.S. dollars and made payable to the specific fund in which you are investing. Checks drawn on U.S. banks and money market accounts are generally accepted. However, cash, starter checks, money orders, third party checks (i.e. checks not payable to the specific fund in which you are investing), and checks drawn on credit card accounts or accounts with foreign financial institutions are not accepted. The Funds may terminate your ability to make additional purchases to your account by check in the event that any two checks submitted to purchase Fund shares are returned unpaid (in a calendar year) by your financial institution.
Payment by Wire
You may also make subsequent investments by federal funds wire. Instruct your bank to wire federal funds to:

•	State Street Bank and Trust Company

•	ABA #011000028

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The text of the wire should read as follows:

•	DDA99046336

•	Dollar Amount

•	STATE ST BOS ATTN Mutual Funds

•	Credit CGM _________ Fund (insert Fund name)

•	Shareholder Name

•	Shareholder Account Number
Your bank may charge you a fee for transmitting funds by wire.
Market Timing
The Funds are not intended as a vehicle for market timing or trading on short term fluctuations in securities markets. Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund’s portfolio by its investment adviser, increase portfolio transaction costs, and have a negative effect on a Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a Fund, the investment adviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve a Fund’s investment objective, which could detract from a Fund’s performance. Frequent trading may cause a Fund to sell securities at less favorable prices. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of possible pricing discrepancies (for example, when a shareholder believes that a Fund’s share price, which is determined at the close of the regular trading session of the New York Stock Exchange, does not accurately reflect the value of a Fund’s portfolio securities). The Funds are permitted to invest in foreign securities and funds that invest in foreign securities have been particularly susceptible to this form of arbitrage.
The Funds' Board of Trustees has adopted policies and procedures designed to reduce the risk of market timing by Fund shareholders. In accordance with these policies and procedures, the Funds limit the number of exchanges you can make to four exchanges (or two round trips out of a Fund and back again) per calendar year. These limits apply to every account, whether an individual account or an account established through a financial intermediary where the intermediary holds Fund shares for a number of its customers in one omnibus account.
The Funds may postpone remitting redemption proceeds (including exchange redemption proceeds) from accounts for up to seven calendar days if those proceeds are equal to or greater than $50,000. This restriction is intended to discourage investors seeking to capture gains from short-term fluctuations in the market, as the proceeds are not immediately available for reinvestment.
The Funds may postpone the remittance of redemption proceeds to omnibus accounts for up to seven calendar days regardless of the amount of proceeds. Therefore, the remittance of redemption proceeds to investors who purchased Fund shares through omnibus accounts may be delayed. This restriction is intended to discourage investors who hold Fund shares through an omnibus account from seeking to capture gains from short-term fluctuations in the market, as the proceeds are not immediately available for reinvestment. The Funds have also entered into Shareholder Information Agreements with each of their financial intermediaries that have established omnibus accounts. Pursuant to these agreements, upon a Fund’s request, financial intermediaries agree to provide that Fund with transaction information of investors who hold shares of that Fund through omnibus accounts. CGM may review this transaction information in an effort to determine whether any investor who holds Fund shares through an omnibus account has engaged in market timing activity. The Funds will not permit purchases through the omnibus account of a financial intermediary that has not entered into a Shareholder Information Agreement. There may be limitations on the ability of the Funds to identify or terminate frequent trading activity within the various types of omnibus accounts.
The Funds may also rely on the market timing policies of a financial intermediary (e.g. broker-dealers, insurance company separate accounts and retirement plan administrators) that establishes an omnibus account with the Funds, even if those policies are different than the policies adopted by the Funds' Board of Trustees. The Funds will only rely on a financial intermediary’s market timing policies if CGM concludes that the financial intermediary’s frequent trading policies sufficiently protect Fund investors. Under these circumstances, the Funds would seek assurances from the financial intermediary that its market timing policies are effectively enforced.
In addition, the Funds reserve the right to prohibit exchanges during the first 15 days following an investment.
Restrictions on the Availability of Shares to Investors Outside the United States
The offering and sale of Fund shares is only registered in the United States. Regulations outside of the United States may restrict the sale of Fund shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. This prospectus and the offer of Fund shares hereunder are not directed at persons outside the United States and do not constitute an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an

29 CGM FUNDS MAY 2019 PROSPECTUS ——————————————————————————————————————————————————

offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in Fund shares. Investors should inform themselves as to the legal requirements within their own country before investing in Fund shares.
Individuals residing in a Member State of the European Union are not eligible to invest in Fund shares. However, each Fund reserves the right, at its sole discretion, to sell shares to certain other non-U.S. investors in compliance with applicable law. If a current shareholder in a Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares.
Additional Information
If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact CGM Shareholder Services at 800-343-5678 for details.
The Funds may accept telephone orders from certain broker-dealers or service organizations which have been previously approved by the Funds. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for shares to the Funds.
The price you pay will be the per share net asset value next calculated after your proper investment order is received by CGM Shareholder Services. However, shares of the Funds may be purchased through certain broker-dealers or service organizations who may charge a transaction fee or other fee for their services at the time of purchase and/or redemption. Such fees would not otherwise be charged if the shares were purchased or redeemed directly from the Funds.
Instructions and transaction requests by facsimile or email are not accepted.
The Funds may reject any purchase order and may suspend, change or withdraw the offering of their shares.
Once a purchase request is received in good order, it cannot be revoked.
Please be sure to keep copies of any documents you send to the Funds. Once received, these documents become the property of the Funds and will not be returned.
The Funds enter into contractual arrangements with various parties, including the Funds’ investment manager, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of a Fund. A Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
SHAREHOLDER SERVICES
The Funds offer the following shareholder services as more fully described in the SAI for each Fund. Explanations and forms are available at www.cgmfunds.com or by calling 800-345-4048.
Exchange Privilege
You may exchange shares of your CGM Fund for shares of other CGM Funds. All exchanges are free of charge, except exchanges of all shares from a CGM Retirement Plan account, which will incur a $5 account close-out fee and, if not yet paid, a $15 annual maintenance fee. You may make an exchange by written instruction using a CGM Redemption and Exchange Form or by telephone if a written authorization for telephone exchange is on file with CGM Shareholder Services. The telephone exchange privilege is automatic unless this option is declined on the application or otherwise in writing (see “Telephone Transactions” section). The telephone exchange option can be added to your existing account over the telephone by calling CGM Shareholder Services at 800-343-5678. Exchange requests cannot be revoked once they have been received in "good order". Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. The exchange price you receive will be the per share net asset value next calculated after your exchange request (in good order) is received by CGM Shareholder Services.
Exchanges must be for amounts of at least $1,000. If you wish to make an exchange into a new fund, the exchange must satisfy the applicable minimum initial investment requirement.
You should not view the exchange privilege as a means for taking advantage of short-term swings in the market. As described in the section titled “Market Timing”, frequent trading can negatively impact Fund performance and shareholders. Therefore, the

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Funds limit the number of exchanges you can make to four exchanges per account (or two round trips out of a Fund and back again) per calendar year. The Funds also reserve the right to prohibit exchanges during the first 15 days following an investment.
For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a taxable gain or loss.
Instructions and transaction requests by facsimile or email are not accepted.
The Funds may terminate or change the terms of the exchange privilege at any time.
Systematic Withdrawal Plan (“SWP”)
If the value of your non-fiduciary account is at least $10,000 and your dividends and capital gains are reinvested, you may have periodic cash withdrawals automatically paid to you or any person you designate. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a taxable gain or loss. If checks are returned as “undeliverable” or remain uncashed for more than six months, the SWP will be canceled. Any undeliverable or uncashed check(s) will be canceled and the amount(s) will be reinvested in your account at the per share net asset value determined as of the date of cancellation of the check(s). No interest will accrue on amounts represented by uncashed distribution or redemption checks. The Funds may terminate or modify the SWP at any time. You may select this option by completing a CGM Service Options Form (available at www.cgmfunds.com). You may receive SWP payments by ACH to a bank account that has been predesignated, provided that the amount to be redeemed is not more than $50,000. The SWP is not available to omnibus accounts. Systematic withdrawals taken from CGM Retirement Plans require specific instruction. Please contact CGM Shareholder Services at 800-343-5678.
Automatic Investment Plan (“AIP”)
Once your account has been established, voluntary monthly or bi-monthly investments of at least $50 may be made automatically by preauthorized withdrawals from your checking account. You must select the AIP privilege when you fill out your initial application or you may select the option later by completing a CGM Service Options Form (available at www.cgmfunds.com).
Telephone Investment Plan (“TIP”)
Once your account has been established, periodic investments of at least $50 may be made by telephone by calling CGM Shareholder Services at 800-343-5678. A telephone purchase is made with funds drawn via ACH from your predesignated U.S. bank account. The trade date for a telephone purchase will generally be the business/banking day of your request, provided your request is received by CGM Shareholder Services prior to the close of the New York Stock Exchange, normally 4 p.m. Eastern time. If you telephone your purchase request after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new request will be necessary. You must select the TIP privilege when you fill out your initial application or you may select the option later by completing a CGM Service Options Form (available at www.cgmfunds.com).
You may terminate or change your participation in the AIP or TIP by sending written notice to CGM Shareholder Services or by calling CGM Shareholder Services at 800-343-5678 more than 14 days prior to the next scheduled debit date. Instructions and transaction requests by facsimile or email are not accepted. The Funds may terminate your participation in the AIP or TIP immediately in the event that any item is unpaid by your financial institution. The Funds may terminate or modify the AIP or TIP privileges at any time.
Retirement Plans
Shares of the Funds may be purchased by CGM Retirement Plans. CGM Retirement Plan fees currently include a $5 set-up fee per plan type, a $15 annual maintenance fee per account and a $5 close-out fee per account. CGM may receive a portion of the annual maintenance fee and close-out fee as reimbursement for its administration and maintenance of certain fiduciary retirement plan accounts. Information and other communications that you may receive from the Funds are for informational purposes only and are not intended to be a recommendation or investment advice. Please consult your own adviser before making all investment decisions.
Confirmation Statements
Shareholders will receive statements confirming all purchases, redemptions and changes of address. You may call CGM Shareholder Services at 800-343-5678 and request duplicate statements for the last two years without charge. A fee will be charged for any duplicate information requested for additional years.

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Shareholder Reports
Shareholders will receive Fund financial statements and a listing of Fund investments at least semi-annually. You may obtain copies of shareholder reports by visiting our website, www.cgmfunds.com, by notifying the Fund in writing or by calling 800-345-4048.
HOW TO SELL SHARES
You can sell (redeem) all or part of your shares (including shares held in an IRA account) in four different ways:

•	by sending a written request or the appropriate CGM distribution form for a check, wire or ACH redemption representing the proceeds;

•	except for CGM Qualified Retirement Plans, by making a telephone request for redemption by check provided that:
- the amount to be redeemed is not more than $50,000, and
- the check is being sent to you at your address of record, which has not changed in the prior 60 days (does not apply to required minimum distributions (“RMDs”));

•	except for CGM Qualified Retirement Plans, by making a telephone request for redemption proceeds of any amount to be wired to a bank account that you have predesignated; or

•
except for CGM Qualified Retirement Plans, by making a telephone request for redemption by ACH to a bank account that you have predesignated, provided that the amount to be redeemed is not more than $50,000.

The redemption price will always be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in "good order" (including any necessary documentation) prior to the close of the New York Stock Exchange, normally 4 p.m. Eastern time. Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares.
Instructions and transaction requests by facsimile or email are not accepted.
Redemption requests cannot be revoked once they have been received in "good order". For federal income tax purposes, a redemption is a taxable event and may result in a taxable gain or loss.
Medallion Signature Guarantees
A Medallion Signature Guarantee is a widely accepted way to protect shareholders and the Funds by verifying the signatures of those signing the request. A Medallion Signature Guarantee Stamp may be obtained from an eligible guarantor of the Medallion Guarantee Program, which includes commercial banks, trust companies, savings associations and credit unions, as defined by the Federal Deposit Insurance Act. Also included are member firms of a domestic stock exchange. Non bar coded guarantees are not acceptable. For those signing in a capacity other than the account owner, a capacity must be indicated beside or beneath the signature. Prior to signing, contact the guarantor to determine what documentation is needed and confirm the guarantor will insure the amount of the transaction.
Written Redemption Requests
If you elect to redeem shares in writing, send your written request or the appropriate CGM distribution form to:
The CGM Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219252
Kansas City, MO 64121-9252
or by overnight mail to:
The CGM Funds
c/o DST Asset Manager Solutions, Inc.
430 W 7th Street, STE 219252 Kansas City, MO 64105-1407
The written request must include:

•	name of the Fund

•	your account number

•	exact name(s) in which your shares are registered

•	number of shares, dollar amount or percentage of account to be redeemed

•	mailing, wiring or ACH instructions (unless wire or ACH instructions have already been established on your account)

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All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services at 800-343-5678 in advance to determine whether additional documentation will be required before you send a redemption request.
Redemption requests from CGM Retirement Plans must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.
If you are redeeming shares worth more than $50,000 or requesting that the proceeds check be made payable to someone other than the registered owner(s), or be sent to an address other than your address of record, or sent to your address of record if such address has been changed within the previous 60 days (does not apply to RMDs), or requesting that the proceeds be sent by ACH or wired to a bank account that you have not predesignated, you must obtain a Medallion Signature Guarantee.
The Funds no longer issue certificates representing Fund shares. If you hold certificates representing your investment, you must enclose the certificates and a properly completed CGM Redemption and Exchange Form and/or instructions for redeposit to your CGM account. You bear the risk of loss of such certificates; consequently, you may wish to send your certificates by registered mail. If a certificate has been lost, you will be required to (a) pay a surety bond of 2% of the current value of the lost certificate or a minimum of $50, and (b) complete, sign (with all signatures notarized) and return an Affidavit of Loss Form X-17F-1A. The Affidavit of Loss is available by contacting CGM Shareholder Services at 800-343-5678.
Telephone Redemption Requests
If you elect to redeem shares (including shares held in an IRA account) by telephone, call CGM Shareholder Services directly at 800-343-5678 (see “Telephone Transactions” section). Telephone redemptions are not available for CGM Qualified Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds:

•	by having a check mailed to the address of record on the account, provided the address has not changed within the previous 60 days (does not apply to RMDs), and you are redeeming $50,000 or less;

•	by having a wire sent to a bank account you have predesignated; or

•	by having a credit sent by ACH to a bank account you have predesignated, provided you are redeeming $50,000 or less.
Telephone redemptions by check are available to all shareholders of the Funds (except CGM Qualified Retirement Plans) automatically unless this option is declined on the application or otherwise in writing. You may select the telephone redemption by wire privilege and/or telephone redemption by ACH privilege when you complete your initial application. To add these options, or change the banking information associated with them on your existing account, you must submit a completed CGM Service Options Form (available at www.cgmfunds.com).
A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange, normally 4 p.m. Eastern time. If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, your request cannot be accepted and a new request will be necessary.
Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the CGM account proceeds. Please check with your banking institution as they may also charge a wire fee.
ACH redemptions by telephone may be made only if your bank offers such a service and is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. Additionally, you should verify the routing number that your bank uses for ACH transactions as it may differ from the routing number used for federal funds wires.
Redemption Proceeds
Following receipt of a written or telephone redemption request in "good order", redemption proceeds requested by check will be mailed to you and redemption proceeds requested by wire or ACH will be sent to your bank normally within six days, but in any event within seven calendar days. Normally redemption requests will be paid out of a Fund's holdings of cash or cash equivalents or the sale of portfolio assets.
If you purchased your Fund shares by check (or through an AIP or TIP) and elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. The Funds will generally postpone sending your redemption proceeds from an investment until it is verified that your check (or AIP or TIP purchase) has been or will be collected. There will

33 CGM FUNDS MAY 2019 PROSPECTUS ——————————————————————————————————————————————————

be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.
If checks representing redemption proceeds are returned “undeliverable” or remain uncashed for six months, the checks may be canceled and the proceeds reinvested in your account at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks. If wire or ACH redemption proceeds are rejected by the predesignated bank the Fund may, in its discretion: rewire or resend the proceeds; issue a check for the proceeds; or reinvest the proceeds in your account at the per share net asset value determined as of the date of reinvestment.
Postponement of Redemption Proceeds or Suspension of Redemption Rights
In order to deter market timing, the Funds generally postpone remitting redemption proceeds from an account for up to seven calendar days if those proceeds are equal to or greater than $50,000. The Funds may also postpone remitting redemption proceeds to omnibus accounts for up to seven calendar days. However, the Funds also reserve the right to postpone payment of redemption proceeds of any amount for up to seven calendar days from the date of the redemption. The Funds may not postpone payment for more than seven calendar days or suspend the right of redemption, except: when the New York Stock Exchange is closed for business other than weekends or holidays; when trading on the Exchange is restricted; during an emergency (as determined by the SEC) which makes it impracticable for the Funds to dispose of securities or to fairly determine net asset value; or during any other period permitted by the SEC for the protection of investors. The Funds may also postpone payment for more than seven calendar days if you purchased your Fund shares by check (or through an AIP or TIP) and redeem shares within 15 calendar days of the purchase as described in the preceding section.
Redemption in Kind
The Funds reserve the right to pay the redemption price wholly or partly in kind (by giving you securities) if the Board of Trustees determines it to be advisable in the interests of the remaining shareholders. During periods of deteriorating or stressed market conditions, when an increased portion of a Fund's portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds by giving you securities. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities, and the shareholder may not be able to dispose of such securities at the price at which they were valued for purposes of the redemption.
Minimum Account Balance and Automatic Redemption
Because the expense of maintaining small accounts is disproportionately high, the Funds may close accounts with 20 shares or less, and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of a Fund’s intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to CGM Retirement Plans or accounts set up under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.
TELEPHONE TRANSACTIONS
You may initiate five types of transactions by telephone once your account has been established:

•	telephone purchases

•	telephone exchanges

•	telephone redemptions by check

•	telephone redemptions by wire

•	telephone redemption by ACH
The terms and provisions for each of these services are explained fully in the preceding sections.
Once a telephone transaction request has been placed, it cannot be revoked.
You may select the telephone purchase privilege, the telephone redemption by wire privilege and/or the telephone redemption by ACH privilege when you fill out your initial application or you may select such option later by completing a CGM Service Options Form (available at www.cgmfunds.com). The telephone redemption by check privilege and the telephone exchange privilege are available automatically unless you decline this option on the application or otherwise in writing.
The telephone redemption privileges are not available for CGM Qualified Retirement Plans.
The Funds will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account

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application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although a Fund may be liable if reasonable procedures are not employed.
During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds or CGM Shareholder Services by telephone. In this case, please consider mailing written instructions. Instructions and transaction requests by facsimile or email are not accepted.
DIVIDENDS, CAPITAL GAINS AND TAXES
Dividends and Capital Gains
Any income dividends and capital gains distributions for CGM Focus Fund are normally made annually in December but may be made more frequently as deemed advisable by the Board of Trustees.
The CGM Mutual and CGM Realty Funds generally declare and pay out quarterly, substantially all of their net investment income, if any, as dividends. Any capital gains distributions are normally made annually in December but may be made more frequently as deemed advisable by the Board of Trustees.
You may elect to receive income dividends or capital gains distributions, or both, in additional shares of a Fund or in cash. However, if you elect to receive capital gains distributions in cash, your income dividends must also be received in cash. CGM Retirement Plan accounts must generally have all dividends and capital gains distributions reinvested.
You can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that you have predesignated. These elections may be made at the time your account is opened and may be changed at any time by submitting a completed CGM Service Options Form (available at www.cgmfunds.com) to CGM Shareholder Services or by calling CGM Shareholder Services at 800-343-5678. Changes in bank account information for direct deposits of cash dividends and capital gains distributions must also be made by submitting a completed CGM Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five business days before the record date for such dividend or distribution. Instructions and transaction requests by facsimile or email are not accepted.
If you elect to receive distributions in cash and checks are returned “undeliverable” or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in your account at the per share net asset value determined as of the date of payment of the distribution. In addition, following the six-month period, any undeliverable or uncashed checks may be canceled and the amounts will be reinvested in your account at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Taxes
Taxation of Distributions. As long as the Funds qualify for treatment as regulated investment companies (which they have in the past and intend to do in the future), they pay no federal income tax on the earnings distributed to shareholders. You will normally have to pay federal income taxes, and any applicable state, local or Medicare contribution taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares.
Non-corporate shareholders may qualify for a reduced tax rate on distributions reported by a Fund as "qualified dividend income" (“QDI”) provided that certain holding periods are satisfied. QDI generally is income derived from dividends from U.S. corporations (other than, in general, REITs) or certain foreign corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations will be QDI if that stock is readily tradable on an established U.S. securities market. Distributions of net capital gain reported by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned your shares of that Fund. Other distributions are generally taxable as ordinary income. If a Fund’s income includes dividends paid by U.S. corporations other than REITs, a portion of the dividends paid by that Fund will normally be eligible for the dividends-received deduction for corporate shareholders. To the extent that a Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing your tax basis in your shares, and then, to the extent the distribution exceeds your tax basis, as a taxable gain from the sale of your shares.
If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock, then Fund dividends attributable to that REIT dividend income (as reduced by certain fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders. In order to qualify for this deduction, the noncorporate shareholders and the applicable Fund would need to meet minimum holding period requirements.

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A distribution will be treated as paid by a Fund and received by you on December 31st of a given calendar year if it is declared by that Fund in October, November or December of that year and payable to shareholders of record in such a month and is paid by that Fund in January of the subsequent year.
Fund distributions will reduce a Fund’s net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.
A 3.8 percent Medicare contribution tax is imposed on all or a portion of the net investment income, generally including interest, dividends, and certain capital gains, of U.S. individuals with adjusted gross income exceeding certain thresholds and of certain estates and trusts.
Foreign Taxes. If a Fund invests in foreign issuers, it may be subject to foreign taxes on income earned on those securities. If a Fund meets certain requirements with respect to its holdings, it may elect to “pass through” to shareholders foreign taxes that it pays, in which case each shareholder will include the amount of such taxes in computing gross income, but will be eligible to claim a credit or deduction for such taxes, subject to generally applicable limitations on such deductions and credits. If a Fund does not so elect, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income.
Disposition of Shares. The sale or other disposition of shares of a Fund, including a redemption of shares or an exchange for shares of another fund, is generally a taxable event and may result in a short-term or long- term capital gain or loss, generally depending upon how long you held your shares. You are responsible for any tax liabilities generated by your sales or other dispositions of Fund shares.
Non-U.S. Persons. If you are neither a citizen nor a resident of the United States, the Funds will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Funds. The Funds may be required to withhold as much as 21% of certain other distributions otherwise payable to a non-U.S. individual or corporation that held more than 5% of a Fund’s shares at any time during the one-year period ending on the date of the distribution. A non-U.S. individual or corporation may be required to file a U.S. federal income tax return as a result of distributions received from a Fund. Currently, the Funds are not accepting new accounts for non-U.S. persons.
Backup Withholding. The Funds are required, in certain circumstances, to apply backup withholding on dividends, capital gains distributions, redemption proceeds and certain other payments that are paid to individuals and certain other classes of shareholders if they fail to provide their correct taxpayer identification number and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s federal income tax liability if the shareholder files a timely return. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The backup withholding rate is currently 24%.
General Information
As required by federal law, CGM Shareholder Services will send you and the Internal Revenue Service (“IRS”) an annual statement detailing federal tax information, including dividends, distributions and redemption proceeds paid to you during the preceding year, generally on or before January 31st of the succeeding year or, if a Fund files for an extension with the IRS, on or before March 2nd of the succeeding year. Your annual statement generally will also include information as to the cost basis of shares redeemed or exchanged during the year and the gain or loss realized. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.
For shares purchased on or after January 1, 2012 (“covered shares”), the basis reported for the year in which a sale or exchange occurs will be subject to IRS regulations for mutual fund companies, and you will generally be required to report the same basis on your tax return. For shares purchased prior to January 1, 2012 (“non-covered shares”), cost basis information is provided for your reference (on eligible accounts), but you may be entitled to use a different basis computation method.
You must select a cost basis computation method on the CGM Funds Application when establishing a new account. If you do not elect a cost basis method CGM will by default apply the Average Cost (“ACST”) method to calculate your basis on any redemption or exchange. You may change the cost basis method on an existing account by completing a CGM Service Options Form (available at www.cgmfunds.com). In applying any basis computation method, shares purchased on or after January 1, 2012 will be treated as held in a separate account from shares acquired before that date. The application of a method other than ACST may be affected by the timing of your election and, particularly, whether shares in your account have been redeemed or exchanged prior to making the election. Consult your tax adviser to determine which method best suits your individual tax situation. For additional information please call CGM Shareholder Services at 800-343-5678.
Dividend distributions, capital gains distributions and gains on redemptions and exchanges may also be subject to state, local, foreign and Medicare contribution taxes. A portion of a Fund’s income derived from certain U.S. Government obligations may be

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exempt from state and local taxes. Each year the Funds will indicate the portion of their income, if any, which is derived from such obligations.
The tax discussion set forth in this prospectus applies only to those shareholders who hold Fund shares as capital assets and is included for general information only. You should consult your own tax adviser concerning the tax consequences of an investment in the Funds.
PRICING OF SHARES
The share price or “net asset value” per share of each Fund is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of each Fund is determined as of the close of the regular trading session of the New York Stock Exchange (normally 4 p.m. Eastern time) on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. Equity securities are generally valued on the basis of valuations furnished by a pricing service approved by the Board of Trustees. For equity securities that are traded on an exchange, the market value is usually the closing sale or official closing price on that exchange. However, for securities traded on non-U.S. exchanges, the closing sale or official closing price may be adjusted to reflect a security’s value as of the close of regular trading on the New York Stock Exchange. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees which generally require a Fund to fair value its portfolio securities when (i) a significant event occurs and (ii) market quotations are unavailable, invalid or unreliable.
Significant Events. Whether a particular event is a significant event depends on whether the event is likely to affect the value of a portfolio security held by a Fund. Significant events may include new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts. In particular, the value of foreign securities may be materially affected by significant events occurring after the close of the market on which they are traded, but before a Fund prices its shares. In accordance with the fair value procedures adopted by the Board of Trustees, the investment manager is responsible for monitoring the securities markets and new developments for significant events that might require a Fund to fair value its securities.
Availability, Validity and Reliability of Market Quotations. Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid or reliable, include the lack of reported trades for or infrequent sales of a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded, and markets closing early. In addition, while the Funds do not generally invest in thinly traded securities, in the event that any fund does, such securities may be valued at fair value.
Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund, when using fair value methods to price securities, may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which it determines its net asset value. The valuation of portfolio securities is more fully described in the SAI.
Trading may take place in foreign issuers held by a Fund on days when that Fund is not open for business. As a result, the Fund’s net asset value may change on days on which it is not possible to purchase or sell shares of the Fund.

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CONTACT INFORMATION
CGM Shareholder Services
The CGM Funds
c/o DST Asset Manager Solutions, Inc.
 P.O. Box 219252
Kansas City, MO 64121-9252
Call 800-343-5678 for information about:

•	Account procedures

•	Purchases

•	Redemptions

•	Exchanges

Investment Adviser
Capital Growth Management
Limited Partnership
One International Place
Boston, MA 02110
Custodian of Assets
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
DST Asset Manager Solutions, Inc.
Boston, MA 02266

More information about the CGM Funds is available free of charge by calling 800-345-4048, including the following:
Annual/Semi-Annual/Quarterly Reports
Additional information about the Funds' investments is available in each Fund’s annual, semi-annual and quarterly reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
The CGM Funds' SAI provides more detailed information about each Fund and is incorporated by reference into this prospectus (i.e. is legally considered a part of this prospectus).

TRUST19

The CGM Funds
38 Newbury St., 8th Fl.
Boston, MA 02116
Call 800-345-4048 for information about:

•	New account procedures and status

•	Prospectus & SAI

•	Annual/Semi-Annual/Quarterly Reports

•	Performance

•	Proxy Voting Policies and Voting Records

•	Other Information about the Funds
The Funds' annual, semi-annual and quarterly reports to shareholders, summary and statutory prospectus and SAI are available, free of charge, on the Funds' website, www.cgmfunds.com. Hard copies of these documents are available free of charge by calling 800-345-4048.
Information about the Funds (including the SAI and annual reports) is also available from the Securities and Exchange Commission. You can find it on the SEC’s website at www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following e–mail address: publicinfo@sec.gov.

SEC File No. 811-00082

—————————————————————————————————————————————————— CGM FUNDS MAY 2019 PROSPECTUS 38

STATEMENT OF ADDITIONAL INFORMATION
CGM TRUST
(the "Trust")
CGM FOCUS FUND (CGMFX)
CGM MUTUAL FUND (LOMMX)
CGM REALTY FUND (CGMRX)

May 1, 2019
This Statement of Additional Information (the “Statement” or “SAI”) provides further information concerning the activities and operations of the CGM Funds listed above (each a "Fund" and together the "Funds"). This Statement is not a prospectus and should be read in conjunction with the CGM Funds' Statutory Prospectus dated May 1, 2019 or each Fund's Summary Prospectus dated May 1, 2019. A copy of the CGM Funds' Statutory Prospectus and each Fund's Summary Prospectus may be obtained without charge at www.cgmfunds.com; by emailing a request to staff@cgmfunds.com; by writing to: CGM Trust, c/o The CGM Funds Investor Services Division, 38 Newbury St., 8th Fl., Boston, Massachusetts 02116; or by calling 800-345-4048 .
Certain financial information which is included in the Funds' Annual Reports to shareholders for the period ended December 31, 2018 is incorporated by reference into this Statement.

TRUSTSAI19

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CGM FOCUS FUND
INTRODUCTION
CGM Focus Fund is registered with the Securities and Exchange Commission (“SEC”) as a diversified open-end management investment company, and is organized as a separate series of shares of CGM Trust. The Trust was established as a Massachusetts business trust under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust, dated January 23, 1997, as amended from time to time (the “Declaration of Trust”). The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990, the Trust’s name was changed from “Loomis-Sayles Mutual Fund” to “CGM Mutual Fund” to reflect the assumption by Capital Growth Management Limited Partnership (“CGM” or the “investment adviser”) of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust’s name was changed to CGM Trust.
Descriptions in the Prospectus and in this Statement of a particular investment practice or technique in which the Fund may engage (such as short selling, hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that CGM, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. CGM may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not necessarily for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.
ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS
The following supplements the discussion in the Prospectus of the various investment strategies and techniques that may be employed by the Fund and certain associated risks.
Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the premium and transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, the potential loss is theoretically unlimited.
While the short sale is outstanding, the Fund is required to collateralize its obligations, which has the practical effect of limiting the extent to which the Fund may engage in short sales. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet its margin requirements, until the short position is closed out. In general, the Fund will also be required to pledge additional cash or liquid securities to the broker as collateral for its obligations, such that the cash held by the broker and the additional pledged cash and securities equals at least 150% of the current market value of the securities sold short at the time of the transaction ("initial margin" per Regulation T).

Until the Fund closes its short position, the Fund will be required to maintain with its custodian a segregated account, which will be marked to market daily, containing cash or liquid securities (which may include equity securities) such that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or otherwise cover the Fund’s short position. The Fund may also cover its short position by owning the security sold short or by holding a call option on the security with a strike price no higher than the price at which the security was sold.
Options on Securities and Stock Indexes. The Fund may purchase put and call options on equity securities. A put option gives the purchaser of the option, in exchange for the payment of a premium, the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option, in exchange for the payment of a premium, the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. If the option is not sold while it has remaining value, or if during the life of an option the underlying security does not depreciate (in the case of a put option) or appreciate (in the case of a call option), the purchaser of the option may lose his entire investment. Further, except where the value of the remaining life of the option may be realized in the secondary market, for the option purchase to be profitable, the market price of the underlying security must be below (in the case of a put option) or above (in the case of a call option) the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, purchasing options can be more speculative than investing directly in equity securities.
The Fund may also purchase put and call options on stock indexes. The amount of cash received upon exercise of a stock index option, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. All settlements of stock index option transactions are in cash. Some stock index options are based on a broad market index such as the Standard & Poor's 500 Index (the “S&P 500 Index”), the New York Stock Exchange Composite Index, or the NYSE Arca Major Market Index. Because the value of a stock index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.
The Fund may liquidate its position as the holder of an option by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that a closing sale transaction can be effected. If any option is not exercised or sold, the option will become worthless on its expiration date. The Fund will realize a gain (or a loss) on a closing sale transaction with respect to an option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the option to close the transaction is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the option. If an option which the Fund has purchased expires “out-of-the-money,” the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.
The options purchased by the Fund may be exchange-listed options (“OCC Options”) or over- the-counter options (“OTC Options”). OCC Options are issued by the Options Clearing Corporation (“OCC”). The OCC is a clearing organization for financial derivative instruments and guarantees the performance of the obligations of the parties to such options. The Fund’s ability to close out its position as a writer or purchaser of an OCC Option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. Each of the exchanges on which stock index options are traded has established limitations governing the maximum number of call or put options on the same index which may be bought by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of stock index options which the Fund may buy or sell. Although certain option exchanges attempt to provide continuously liquid markets in which holders of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased by the Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds.
With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
Futures Contracts and Forward Contracts. The Fund may (i) purchase and sell futures contracts on stock indices and currencies, and (ii) enter into forward contracts for the purchase or sale of a specific currency at a future date.
A futures contract obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index or currency at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index or currency is made. The Fund may also purchase futures contracts as a substitute for a comparable market position in the underlying security or currency.
The Fund will only engage in transactions in futures contracts that are traded on a United States exchange or board of trade. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index or currency.
Like a future, a currency forward is a transaction in which a seller agrees to deliver a specific quantity of specified currency to a buyer at some point in the future at a specified price or to pay an amount of cash based upon changes in the value of a specified amount of a specified currency. Thus, whether the Fund realizes a gain or loss from a forward contract depends in large measure upon movements in the underlying currency. Unlike futures contracts, forward contracts generally are privately negotiated and are not standardized. Further, the parties to a forward contract must bear each other's credit risk, which is typically not the case with a futures contract. Given the lack of standardization in forward contracts, there may be little or no secondary market for a forward contract.
The extent of the Fund's loss from an uncovered short position on futures contracts or forward contracts is potentially unlimited. When the Fund purchases or sells a futures contract on a stock index or currency, the Fund will be required to (a) maintain with its custodian a segregated account, which will be marked to market daily, containing cash or liquid securities (which may include equity securities), that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or (b) otherwise “cover” its position. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.
Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. If the price of an open futures contract changes (by increase in the case of a sale or decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”
Forward contracts on currencies may be subject to margin requirements that are comparable to, or different from, those that apply to futures contracts.
Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.
Futures and forward contracts to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities held by the Fund denominated in such currency. Conversely, the Fund may enter into a futures or forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. If a hedging transaction in futures and/or forward contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the futures and/or forward contract. Nevertheless, by entering into such futures and/or forward contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.
The Fund will also enter into transactions in futures and forward contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may enter into a futures or forward contract to purchase a given foreign currency if, in the judgment of CGM, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may enter into a futures or forward contract to sell a foreign currency if CGM believes that its value will decline relative to the dollar. In these cases, the Fund will profit if the anticipated movements in foreign currency exchange rates occur. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.
Transactions in futures and forward contracts on foreign currencies are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies. Also, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner. Settlements of exercises of over-the-counter forward contracts generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.
Unlike transactions entered into by the Fund in futures contracts, certain forward contracts and other over-the-counter derivatives are not traded on contract markets regulated by the Commodity Futures Trading Commission (“CFTC”) or the SEC. Instead, such instruments are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available.
For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.
In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain forward contracts until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, forwards and other over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.
The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act, as amended (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of within seven calendar days under current market conditions without the sale or disposition significantly changing the market value of the security.
Foreign Securities. The Fund may invest in securities issued by institutions, corporations and governments established by or in one or more foreign countries, which may be developed or undeveloped countries. Such foreign securities will otherwise comply with the limitations and restrictions applicable to the Fund. In making foreign investments, the Fund will also give appropriate consideration to the following factors, among others:

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In addition to the risks associated with investing in foreign issuers, as described in the Prospectus, because some foreign securities the Fund may acquire are purchased with and payable in currency of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Certain currency exchange expenses may be incurred when the Fund changes investments from one country to another.

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Foreign securities are also subject to additional risks of possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions, which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Further, it may be more difficult to obtain current information about corporate actions by foreign issuers of portfolio securities that affect the prices of such securities.

•	Some foreign securities may be subject to transfer taxes levied by foreign governments, and the income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The Fund will also incur higher custody costs in connection with foreign securities.
Depositary Receipts. The Fund may invest in securities of non-U.S. issuers directly and through investments in depositary receipts. American Depositary Receipts (“ADRs”) and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.
ADRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.
The Fund may also invest in other forms of depositary receipts for non-U.S. issuers, such as Global Depositary Receipts (“GDRs”). GDRs are similar to ADRs, but are usually listed on stock exchanges located outside of the United States, such as the London Stock Exchange.
Borrowing. The Fund may borrow to increase its holdings of portfolio securities and other instruments or for liquidity purposes. At all times when borrowings are outstanding the Fund must maintain at least 300% “asset coverage,” meaning that the total assets of the Fund must have a value of at least 300% of all amounts borrowed. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a bank or by means of reverse repurchase agreements with other institutional lenders, such as broker dealers. The Fund’s borrowing policies are fundamental and, therefore, may not be changed without shareholder approval.
Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period, and (3) inability to enforce rights and the expenses involved in attempted enforcement.
Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks or broker-dealers. Reverse repurchase agreements involve the sale of a security held by the Fund and its agreement to repurchase the instrument at a stated price, date and interest payment. Reverse repurchase agreements may be considered to be borrowings by the Fund and entail additional risks such as the occurrence of interest expenses and fluctuations in the Fund's net asset value. In connection with entering into reverse repurchase agreements, a segregated account of the Fund consisting of cash, cash equivalents, U.S. Government securities or other liquid securities (which may include equity securities) with an aggregate value at all times sufficient to repurchase the securities, or equal to the proceeds received upon the sale plus accrued interest, will be established with the Fund's custodian bank.
Temporary Defensive Positions. The Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.
Cybersecurity. With the increased use of technology, computer systems and the Internet by the Fund’s service providers, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose sensitive or proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.
Cybersecurity incidents affecting the Fund, the Fund’s investment adviser or other service providers (including the Fund’s transfer agent, accountants and custodian) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund may not:

(1) Issue any senior securities, except as permitted by the terms of any exemptive order or similar rule issued by the SEC relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, future contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for the purposes of this restriction;
(2) Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;
(3) Make loans to other persons except (a) through the lending of securities held by it, (b) through the use of repurchase agreements, and (c) by the purchase of debt securities in accordance with its investment policies;
(4) Borrow money, except that it may borrow from banks in an amount not to exceed 1/3 of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets;
(5) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided:
(a) that there is no limit with respect to investments in the securities issued by the U.S. Government, its agencies and instrumentalities, and
(b) that if at the time of any purchase of securities by the Fund, the aggregate market capitalization of the companies comprising the Energy sector of the S&P 500 Index or any successor sector as determined by the Board of Trustees represents 9% or more of the aggregate market capitalization of the companies included in the S&P 500 Index or any successor index as determined by the Board of Trustees, both (i) the Fund may invest up to 35% of the market value of its total assets at the time of such purchase in the securities of one or more issuers having their principal business activities in the crude petroleum and natural gas industry or any successor industry classification as reasonably determined by the Board of Trustees; and (ii) the Fund may invest up to an additional 35% of the market value of its total assets at the time of such purchase in the securities of one or more issuers having their principal business activities in the petroleum refining industry or any successor industry classification as reasonably determined by the Board of Trustees.
(6) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of one issuer, except the U.S. Government, its agencies or instrumentalities;
(7) Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired as a result of the Fund’s ownership of such securities; or
(8) Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.
Except with respect to the Fund’s fundamental policy with respect to borrowing money, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

The investment restrictions above have been adopted by the Trust as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. “Majority” means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust’s Board of Trustees.
Notwithstanding the flexibility provided by the Fund's fundamental investment restriction set forth in paragraph (5) above, as a non-fundamental investment restriction, the Fund may not purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the securities issued by the U.S. Government, its agencies and instrumentalities. As stated above, non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust's Board of Trustees.
PORTFOLIO TURNOVER
Although the Fund's objective is long-term growth of capital, it frequently buys and sells securities to respond to changes in market, industry, or individual company conditions or outlook, and it may only hold those securities for a short period. Frequent trading involves higher securities transaction costs, which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.
Investments in short sales that management intends to maintain for less than one year and investments in options and futures contracts that mature in less than one year are excluded for purposes of computing the Fund's portfolio turnover.
The Fund's portfolio turnover rate for the past five years of its operation is set forth in the Prospectus in the table entitled "Financial Highlights - CGM Focus Fund." The Fund's portfolio turnover rate has varied significantly from year to year in the recent past due to repositioning of the Fund's portfolio in response to changes in economic and market conditions, and the Fund anticipates similar variations in the future.

CGM MUTUAL FUND
INTRODUCTION
CGM Mutual Fund is registered with the Securities and Exchange Commission (“SEC”) as a diversified open-end management investment company and is organized as a separate series of shares of CGM Trust. The Trust was established as a Massachusetts business trust under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust, dated January 23, 1997, as amended from time to time (the “Declaration of Trust”). The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990, the Trust’s name was changed from “Loomis-Sayles Mutual Fund” to “CGM Mutual Fund” to reflect the assumption by Capital Growth Management Limited Partnership (“CGM” or the “investment adviser”) of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust’s name was changed to CGM Trust and the Fund’s name was changed to CGM Mutual Fund.
Descriptions in the Prospectus and in this Statement of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that CGM, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. CGM may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not necessarily for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.
ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS
The following supplements the discussion in the Prospectus of the various investment strategies and techniques that may be employed by the Fund and certain associated risks. See Appendix A for a description of credit ratings.
Foreign Securities. The Fund may invest in securities issued by institutions, corporations and governments established by or in one or more foreign countries, which may be developed or undeveloped countries. Such foreign securities will otherwise comply with the limitations and restrictions applicable to the Fund. In making foreign investments, the Fund will also give appropriate consideration to the following factors, among others:

•
In addition to the risks associated with investing in foreign issuers, as described in the Prospectus, because some foreign securities the Fund may acquire are purchased with and payable in currency of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Certain currency exchange expenses may be incurred when the Fund changes investments from one country to another.

•
Foreign securities are also subject to additional risks of possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions, which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Further, it may be more difficult to obtain current information about corporate actions by foreign issuers of portfolio securities that affect the prices of such securities.

•
Some foreign securities may be subject to transfer taxes levied by foreign governments, and the income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The Fund will also incur higher custody costs in connection with foreign securities.

Depositary Receipts. The Fund may invest in securities of non-U.S. issuers directly and through investments in depositary receipts. American Depositary Receipts (“ADRs”) and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.
ADRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.
The Fund may also invest in other forms of depositary receipts for non-U.S. issuers, such as Global Depositary Receipts (“GDRs”). GDRs are similar to ADRs, but are usually listed on stock exchanges located outside of the United States, such as the London Stock Exchange.
Non-Investment Grade Securities. The Fund may invest up to 35% of its total assets in debt or fixed-income securities of a quality below investment grade at the time of investment (i.e., securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Ratings Group (“S&P”), or their equivalent as determined by the investment adviser), including up to 10% of its total assets in debt or fixed-income securities rated at the time of investment Caa or lower by Moody’s or CCC or lower by S&P, or their equivalent as determined by the investment adviser. Securities rated non-investment grade (lower than Baa by Moody’s or lower than BBB by S&P) are sometimes referred to as “high yield” or “junk bonds.” High yield securities are subject to the following risks, in addition to those described in the Prospectus:

•
High yield securities may be more regarded as predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issues of higher quality debt securities, and the ability of the Fund to achieve its investment objectives may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis that would be the case if the Fund were investing in higher quality securities.

•
High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. Yields on a high yield security will fluctuate. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.

•
The secondary markets on which high yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities.

•
It is reasonable to expect any recession to severely disrupt the market for high yield securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for high yield securities.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period, and (3) inability to enforce rights and the expenses involved in attempted enforcement.
Illiquid Securities. The Fund may invest up to 10% of its net assets in illiquid securities. An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of within seven calendar days under current market conditions without the sale or disposition significantly changing the market value of the security.
Temporary Defensive Positions. The Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.
Cybersecurity. With the increased use of technology, computer systems and the Internet by the Fund’s service providers, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose sensitive or proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.
Cybersecurity incidents affecting the Fund, the Fund’s investment adviser or other service providers (including the Fund’s transfer agent, accountants and custodian) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund may not:
(1) Issue any senior securities, except as permitted by the terms of any exemptive order or similar rule issued by the SEC relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, future contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for the purposes of this restriction;
(2) Act as underwriter of securities issued by others;
(3) Make loans (for purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan);
(4) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes;
(5) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies or instrumentalities;

(6) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of one issuer, except the U.S. Government, its agencies or instrumentalities; or
(7) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts.
Except with respect to the Fund’s fundamental policy with respect to borrowing money, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.
The investment restrictions above have been adopted by the Trust as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. “Majority” means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust’s Board of Trustees.
PORTFOLIO TURNOVER
Although the Fund's objective is reasonable long-term capital appreciation, it frequently buys and sells securities to respond to changes in market, industry, or individual company conditions or outlook, and it may only hold those securities for a short period. Frequent trading involves higher securities transaction costs, which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.
The Fund's portfolio turnover rate for the past five years of its operation is set forth in the Prospectus in the table entitled "Financial Highlights - CGM Mutual Fund." The Fund's portfolio turnover rate has varied significantly from year to year in the recent past due to repositioning of the Fund's portfolio in response to changes in economic and market conditions, and the Fund anticipates similar variations in the future.

CGM REALTY FUND
INTRODUCTION
CGM Realty Fund is registered with the Securities and Exchange Commission (“SEC”) as a diversified open-end management investment company and is organized as a separate series of shares of CGM Trust. The Trust was established as a Massachusetts business trust under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust, dated January 23, 1997, as amended from time to time (the “Declaration of Trust”). The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990, the Trust’s name was changed from “Loomis-Sayles Mutual Fund” to “CGM Mutual Fund” to reflect the assumption by Capital Growth Management Limited Partnership (“CGM” or the “investment adviser”) of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust’s name was changed to CGM Trust.
Descriptions in the Prospectus and in this Statement of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that CGM, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. CGM may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not necessarily for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.
ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS
The following supplements the discussion in the Prospectus of the various investment strategies and techniques that may be employed by the Fund and certain associated risks. See Appendix A for a description of credit ratings.
Real Estate Companies. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of companies in the real estate industry. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the policy regarding investing at least 80% of its assets in equity securities of companies in the real estate industry.
The Fund considers a company to be in the real estate industry if construction, ownership, management, financing and sales of residential, commercial or industrial real estate accounts for not less than 50% of its gross revenues or net profits. Investments that the Fund makes in companies with significant real estate holdings (but not otherwise in the real estate industry) will be considered to be investments in the real estate industry for purposes of evaluating compliance with the Fund’s investment restrictions. The Fund’s total investment in companies possessing such significant real estate holdings within any particular industry will not exceed 25% of the market value of the Fund’s total assets.
Non-Investment Grade Securities. The Fund may invest up to 20% of its total assets in debt or fixed-income securities of a quality below investment grade at the time of investment (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. (“Moody's”) or lower than BBB by Standard & Poor's Ratings Group (“S&P”), or their equivalent as determined by the investment adviser). The Fund may not invest in fixed-income securities rated lower than Caa by Moody's or CCC by S&P, or their equivalent as determined by the investment adviser. Securities rated non-investment grade (lower than Baa by Moody's or lower than BBB by S&P) are sometimes referred to as “high yield” or “junk bonds.” High yield securities are subject to the following risks, in addition to those described in the Prospectus:

•
High yield securities may be more regarded as predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issues of higher quality debt securities, and the ability of the Fund to achieve its investment objectives may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis that would be the case if the Fund were investing in higher quality securities.

•
High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. Yields on a high yield security will fluctuate. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.

•
The secondary markets on which high yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities.

•
It is reasonable to expect any recession to severely disrupt the market for high yield securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for high yield securities.

Borrowing. The Fund may borrow to increase its holdings of portfolio securities and other instruments or for liquidity purposes. At all times when borrowings are outstanding the Fund must maintain at least 300% "asset coverage," meaning that the total assets of the Fund must have a value of at least 300% of all amounts borrowed. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a bank or by means of reverse repurchase agreements with other institutional lenders, such as broker dealers. The Fund's borrowing policies are fundamental and, therefore, may not be changed without shareholder approval.
Repurchase Agreements. The Fund may invest up to 20% of its total assets in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period, and (3) inability to enforce rights and the expenses involved in attempted enforcement.
Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks or broker-dealers. Reverse repurchase agreements involve the sale of a security held by the Fund and its agreement to repurchase the instrument at a stated price, date and interest payment. Reverse repurchase agreements may be considered to be borrowings by the Fund and entail additional risks such as the occurrence of interest expenses and fluctuations in the Fund's net asset value. In connection with entering into reverse repurchase agreements, a segregated account of the Fund consisting of cash, cash equivalents, U.S. Government securities or other liquid securities (which may include equity securities) with an aggregate value at all times sufficient to repurchase the securities, or equal to the proceeds received upon the sale plus accrued interest, will be established with the Fund's custodian bank.
Mortgage-Related and Asset-Backed Securities. The Fund may invest in mortgage-related securities and asset-backed securities. Mortgage-related securities are represented by pools of mortgage loans or loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association, and government-related organizations, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers, such as commercial banks, savings and loan institutions, financial corporations, mortgage bankers and private mortgage insurance companies. Asset-backed securities are pass-through securities backed by non-mortgage assets, including automobile loans, credit card receivables and consumer receivables. Although certain mortgage-related and asset-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, and the yield are not so secured. If the Fund purchases a mortgage-related or an asset-backed security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.
As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related or asset-backed security may decline when interest rates rise, the converse is not necessarily true, because in periods of declining interest rates the mortgages or assets underlying the security may be more likely to be prepaid. The possibility of prepayment may cause mortgage-backed securities to experience significantly greater price and yield volatility than traditional debt securities. A mortgage-related or asset-backed security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages or assets and, therefore, it is not possible to predict accurately the security’s return. Such prepayments may expose the Fund to a lower rate of return on reinvestment. To the extent that such mortgage-related securities are held by the Fund, the prepayment right of the mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-related securities held by the Fund may not appreciate as rapidly as the price of other debt securities.
Illiquid Securities. The Fund may invest up to 10% of its net assets in illiquid securities. An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of within seven calendar days under current market conditions without the sale or disposition significantly changing the market value of the security. These securities may include securities issued by certain REITs that are not publicly traded.
Foreign Securities. The Fund may invest in securities issued by institutions, corporations and governments established by or in one or more foreign countries, which may be developed or undeveloped countries. Such foreign securities will otherwise comply with the limitations and restrictions applicable to the Fund. In making foreign investments, the Fund will also give appropriate consideration to the following factors, among others:

•
In addition to the risks associated with investing in foreign issuers, as described in the Prospectus, because some foreign securities the Fund may acquire are purchased with and payable in currency of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Certain currency exchange expenses may be incurred when the Fund changes investments from one country to another.

•
Foreign securities are also subject to additional risks of possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions, which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Further, it may be more difficult to obtain current information about corporate actions by foreign issuers of portfolio securities that affect the prices of such securities.

•
Some foreign securities may be subject to transfer taxes levied by foreign governments, and the income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The Fund will also incur higher custody costs in connection with foreign securities.

Depositary Receipts. The Fund may invest in securities of non-U.S. issuers directly and through investments in depositary receipts. American Depositary Receipts (“ADRs”) and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.
ADRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.
The Fund may also invest in other forms of depositary receipts for non-U.S. issuers, such as Global Depositary Receipts (“GDRs”). GDRs are similar to ADRs, but are usually listed on stock exchanges located outside of the United States, such as the London Stock Exchange.
Temporary Defensive Positions. The Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.
Cybersecurity. With the increased use of technology, computer systems and the Internet by the Fund’s service providers, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose sensitive or proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund, the Fund’s investment adviser or other service providers (including the Fund’s transfer agent, accountants and custodian) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund may not:
(1) Issue any senior securities, except as permitted by the terms of any exemptive order or similar rule issued by the SEC relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, future contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for the purposes of this restriction;
(2) Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;
(3) Make loans to other persons except (a) through the lending of securities held by it, (b) through the use of repurchase agreements, and (c) by the purchase of debt securities in accordance with its investment policies;
(4) Borrow money, except that it may borrow from banks in an amount not to exceed 1/3 of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets;
(5) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the real estate industry and in securities issued by the U.S. Government, its agencies and instrumentalities. The Board of Trustees of the Fund has adopted a non-fundamental policy of the Fund under normal circumstances to invest at least 25% of the market value of its total assets in the real estate industry measured at the time of any purchase of securities;
(6) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in securities of any one issuer, except the U.S. Government, its agencies or instrumentalities;
(7) Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired as a result of the Fund’s ownership of such securities; or
(8) Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.

Except with respect to the Fund’s fundamental policy with respect to borrowing money, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.
Unless otherwise indicated, the investment restrictions above have been adopted by the Trust as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. “Majority” means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust’s Board of Trustees.
PORTFOLIO TURNOVER
Although the Fund's objective is to provide a combination of income and long-term growth of capital, it frequently buys and sells securities to respond to changes in market, sector, or individual company conditions or outlook, and it may only hold these securities for a short period. Frequent trading involves higher securities transaction costs, which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.
The Fund's portfolio turnover rate for the past five years of its operation is set forth in the Prospectus in the table entitled "Financial Highlights - CGM Realty Fund." The Fund's portfolio turnover rate has varied significantly from year to year in the recent past due to repositioning of the Fund's portfolio in response to changes in economic and market conditions, and the Fund anticipates similar variations in the future.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees has adopted a policy governing disclosure of portfolio holdings (the “Portfolio Holdings Disclosure Policy” or the “Policy”). Non-public information about portfolio holdings cannot be shared with financial consultants, investors and potential investors (whether individual or institutional), or other third parties except in accordance with the Policy. The Policy allows the Funds to disclose to third parties non-public information on their securities positions as follows:
(1) The Funds may release generally non-public portfolio holdings information in the following circumstances:

(a)	A trade in process or that is planned may be discussed with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

(b)
The portfolio manager may disclose selected portfolio holdings, industry and sector weightings, and other general portfolio information in interviews and other communications with the financial press and other media, provided (i) the portfolio manager determines that it is consistent with the interests of Fund shareholders to do so, (ii) a Fund does not have pending trades in the securities that are disclosed, and (iii) the portfolio manager does not disclose the number or principal amount of any security held by the Funds. Members of the financial press and other media are not required to enter into confidentiality agreements or undertakings not to trade on the information disclosed in connection with such interviews or other communications.

(2) The Funds and their service providers may release non-public portfolio holdings information to their investment adviser, custodian, sub-custodian, auditors, or legal counsel or to a proxy voting provider, rating agency, or other vendor or service provider as may be necessary or convenient for these parties to provide services to the Funds, subject to contractual, legal or other confidentiality restrictions prohibiting the recipient from sharing such non-public information with an unauthorized source or trading upon the information so provided.
(3) The Funds, as authorized by the President/Chief Compliance Officer or the Treasurer of the Funds, may release non-public information on their securities holdings to any party to the extent required by laws, regulations, exchange rules, self-regulatory organization rules, or court or governmental orders that apply to the Funds or their service providers, including without limitation the rules of the SEC.
(4) The Funds may release non-public information on their securities holdings to such other parties and on such other bases as may be approved by both the President/Chief Compliance Officer and the Treasurer of the Funds, provided that (a) the President/Chief Compliance Officer and the Treasurer of the Funds determine that such disclosures are in the best interest of the Funds' shareholders, (b) the Funds or their service providers have legitimate business purposes for these disclosures; and (c) no payment is made by any third party to any service provider of the Funds in consideration of the release.
The Portfolio Holdings Disclosure Policy is binding upon the officers of the Funds and each of the Funds' third party service providers, including the investment adviser, transfer agent, custodian, and the auditors. The Policy does not require disclosure of information on portfolio holdings and does not limit any disclosures of information on portfolio holdings that has been or is concurrently being disclosed in a publicly available filing with the SEC. Compliance with the Portfolio Holdings Disclosure Policy is monitored by the Funds' Chief Compliance Officer. The Chief Compliance Officer

is responsible for resolving any conflicts of interest between the Funds' shareholders on one hand, and the Funds' vendors or service providers on the other. The Board of Trustees reviews the Portfolio Holdings Disclosure Policy on a periodic basis, and receives reports from the Chief Compliance Officer of any material violations of the Policy on a quarterly basis.
The following chart identifies each party that in the normal course of business receives from the Funds' non-public portfolio holdings information, the frequency at which that information is received, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to such party.

Recipient of Portfolio Information	Frequency of Portfolio Information Received	Time Lag between Date of Information and Disclosure
CGM (investment adviser)	Continuously provided on a daily basis	None
PricewaterhouseCoopers LLP (independent registered public accounting firm)	During the annual audit of the Funds' financial statements and November tax reviews	Typically 4 days, but in certain circumstances there could be no time lag
State Street Bank and Trust Company (custodian)	Daily access to portfolio holdings	None
DS Graphics, Inc. (printer)	Semi-annually	Typically 30 business days
Morgan, Lewis & Bockius LLP (counsel)	Quarterly	Typically 3-4 weeks
CGM Trustees	Monthly	Typically 2 weeks
FIS Global (portfolio software provider)	Daily access to portfolio holdings	None
Workiva Inc. (reporting software)	Quarterly	Typically 2 days
Intercontinental Exchange, Inc. (data provider)	Monthly	Typically 2 days
FilePoint (filing agent)	Monthly	Typically 2 days
MANAGEMENT OF THE FUNDS
The Funds are supervised by the Board of Trustees (the “Board”) of the Trust. The Board is responsible for the general oversight of the Funds, including general supervision and review of the Funds' investment activities. The Board, in turn, elects the officers who are responsible for administering the Funds' day-to-day operations.
An asterisk in the following table identifies those trustees and officers who are “interested persons” of the Trust as defined in the 1940 Act. Each trustee and officer of the Trust noted as an interested person is interested by virtue of that individual’s position with CGM, as described in the table below. Each trustee serves during the continued lifetime of the Trust until he or she earlier dies, resigns or is removed, or if sooner, until the election and qualification of his or her successor. Each officer serves until his or her successor is elected or qualified, or until the officer sooner dies, resigns, or is removed or becomes disqualified.
The trustees and officers of the Trust, their ages, their principal occupations during the past five years, the number of CGM Funds they oversee, and other directorships they hold are set forth below. Unless otherwise noted below, the address of each interested trustee and officer is One International Place, Boston, Massachusetts 02110. Correspondence intended for the trustees who are not “interested persons” of the Trust may be sent c/o Capital Growth Management, One International Place, Boston, Massachusetts 02110.

Name (Birth Year)	Positions Held and Length of Time Served	Principal Occupations and Other Directorships Held During Past 5 Years	Number of Funds in the CGM Funds Complex Overseen
Interested Trustees
Ken Heebner* (1940)	Trustee since 1993	Co-founder and Employee, CGM; Controlling owner of Kenbob, Inc. (general partner of CGM)	3
Leslie A. Lake* (1945)	Trustee since 2013	Consultant to CGM (since 2013)	3
Disinterested Trustees
Peter O. Brown (1940)	Trustee since 1993	Counsel (formerly, Partner), Harter, Secrest & Emery LLP (law firm); formerly Executive Vice President and Chief Operating Officer, The Glenmede Trust Company (from 1990 to 1993); formerly Senior Vice President, J.P. Morgan Chase Bank (from 1981 to 1990); formerly Trustee, TT International U.S.A. Master and Feeder Trusts (four mutual funds) (from 2000 to 2005)	3

Mark W. Holland (1949)	Trustee since 2004	President, Wellesley Financial Advisors, LLC (since 2003); formerly Vice President and Chief Operating Officer, Fixed Income Management, Loomis, Sayles & Company, L.P. (from 1999 to 2002); formerly Director, Loomis, Sayles & Company, L.P. (from 1993 to 2001)	3

J. Baur Whittlesey (1946)	Trustee since 1990	Member (1994 to 2016) and Senior Counsel (since 2017), Ledgewood, P.C. (law firm)	3
Officers
Ken Heebner* (1940)	Vice President since 1990	Co-founder and Employee, CGM; Controlling owner of Kenbob, Inc. (general partner of CGM)	3

David C. Fietze* (1969)	President since 2015 and Chief Compliance Officer since 2004	Employee – Legal Counsel, CGM	3

Kathleen S. Haughton* (1960)	Vice President since 1992 and Anti-Money Laundering Compliance Officer since 2002	Employee - Investor Services Division, CGM 38 Newbury St., Boston, MA 02116	3

Jem A. Hudgins* (1963)	Treasurer since 2004	Employee - Treasury Operations, CGM	3

Leslie A. Lake* (1945)	Vice President (1992 to 2013) and Secretary since 1992	Consultant to CGM (since 2013)	3

Martha I. Maguire* (1955)	Vice President since 1994	Consultant to CGM (since 2013)	3

Nicole M. Fembleaux* (1979)	Assistant Vice President since 2011	Employee - Operations, CGM	3

Name (Birth Year)	Positions Held and Length of Time Served	Principal Occupations and Other Directorships Held During Past 5 Years	Number of Funds in the CGM Funds Complex Overseen

Kevin Ure* (1971)	Vice President since 2013	Employee - Accounts Admin, Operations, CGM	3

Tony Figueiredo* (1960)	Vice President since 2013	Employee - Investor Services Division, CGM 38 Newbury St., Boston, MA 02116	3

Deidra Hewardt* (1972)	Assistant Treasurer since 2014	Employee - Treasury Operations, CGM 38 Newbury St., Boston, MA 02116	3
The Board believes that each trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees demonstrate that the Board possesses the requisite skills and attributes to effectively exercise its general oversight responsibility with respect to the Funds. The Board believes that the trustees are able to review critically, evaluate, question and discuss information provided to them, to interact effectively with the investment manager, independent auditors and counsel, and to exercise effective business judgment in the performance of their duties. The Board has also considered the contributions that each trustee can make to the Board and the Funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each trustee:

•	Mr. Heebner- investment management expertise and current service as portfolio manager of the Funds, as well as leadership experience as an executive at CGM and previously in other capacities;

•	Ms. Lake- experience as Vice President and Secretary of CGM Trust and as an employee of and consultant to CGM;

•	Mr. Brown- legal background and experience as an officer of various financial institutions and as a board member of other mutual funds;

•	Mr. Holland- financial advisory expertise and experience in the asset management industry as an executive officer and director; and

•	Mr. Whittlesey- legal expertise, particularly in the areas of securities and corporate law.
In light of the relatively small number of disinterested trustees, the Board has not designated a lead independent trustee; rather, the disinterested trustees act collectively through a Trustees Committee composed of all of the disinterested trustees of the Trust.
The responsibilities of the Trustees Committee are to: (1) perform the specific tasks assigned to disinterested trustees pursuant to the 1940 Act, including annual consideration of the investment management contracts with respect to each series of the Trust; (2) perform the Audit Committee Functions set forth in the Trustees Committee Charter and consider any questions raised by the independent accountants concerning the financial reporting process, internal controls, and compliance procedures of the series of the Trust; (3) select and nominate any disinterested trustees of the Trust; (4) review on a periodic basis the governance structures and procedures of the series of the Trust; (5) review proposed resolutions of conflicts of interest that may arise in the business of the series of the Trust and may have an impact on the shareholders of those series; (6) review and consider matters that are reported to the Trustees Committee under the Sarbanes Oxley Code of Ethics of the Trust; (7) meet separately no less frequently than annually with the Chief Compliance Officer of the Trust (the “CCO”) pursuant to Rule 38a-1 under the 1940 Act and consider any compliance matters referred to the Committee by the CCO; (8) consider the appointment and compensation of the CCO and any proposal to remove the CCO; (9) evaluate the performance of the CCO on at least an annual basis and establish performance goals for the CCO; and (10) provide general oversight of the series of the Trust on behalf of shareholders. Mr. Holland serves as chair of the audit committee functions of the Trustees Committee.
The Trustees Committee met five times during the fiscal year ended December 31, 2018 . The Trustees Committee does not have a procedure to consider nominees recommended by shareholders.
The Board believes that the Trustees Committee helps ensure that the Funds have effective and independent governance and oversight. The Trustees Committee structure allows each disinterested trustee to gain a fuller understanding of the issues faced by the Funds and to more effectively contribute to the resolution of these issues. The Board has determined that the structure and function of the Trustees Committee is an efficient and effective means of involving all of the disinterested trustees in the oversight of the Funds.
In light of the foregoing and in view of the investment objectives of the CGM Funds, the size and number of the CGM Funds, and the fact that the CGM Funds all have the same investment adviser and portfolio manager, the Board has determined that the Board’s leadership structure is appropriate.
As part of its overall responsibility for general oversight of the Funds, the Board oversees the risk management of the Funds, as conducted by the investment adviser. However, the Board relies primarily on the investment adviser to identify and manage or mitigate risks relating to its management activities on behalf of the Funds, as well as to oversee and advise the Board on risks that may arise in connection with the activities of other service providers to the Funds. The Board has emphasized to the investment adviser the importance of maintaining a robust risk management program for itself and for the Funds. Oversight of the risk management process is part of the Board’s general oversight of the Funds and their service providers. Additionally, the Board meets on a quarterly basis with the Funds' CCO and semi-annually with the Funds' independent registered public accountants, and the chair of the audit committee functions of the Trustees Committee meets regularly with the Funds' Treasurer and Custodian. In the course of these meetings, various aspects of the Funds' risk management program are addressed.
The Funds face a number of risks, such as investment risk, business continuity risk, cybersecurity risk, and legal, compliance and regulatory risk. Risk management seeks to identify and address events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be cost-effective or even possible to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals, that the efforts to mitigate certain risks may be limited in their effectiveness and that some risks are simply beyond the control of the Funds, the investment adviser and other service providers. As a result of the foregoing and other factors, the Board’s risk management oversight is necessarily subject to limitations.

The following table shows the trustees’ ownership in each of the Funds and in all of the Funds in the CGM Funds complex overseen by the trustees, as of December 31, 2018 .

Name of Trustee	Dollar Range of Equity Securities in the CGM Focus Fund	Dollar Range of Equity Securities in the CGM Mutual Fund	Dollar Range of Equity Securities in the CGM Realty Fund	Aggregate Dollar Range of Equity Securities in All Funds in the CGM Funds Complex Overseen by the Trustees
Interested Trustees
Ken Heebner	Over $1,000,000	Over $1,000,000	Over $1,000,000	Over $1,000,000
Leslie A. Lake	Over $100,000	$10,001 - $50,000	Over $100,000	Over $100,000
Disinterested Trustees
Peter O. Brown	Over $100,000	None	Over $100,000	Over $100,000
Mark W. Holland	Over $100,000	None	None	Over $100,000
J. Baur Whittlesey	Over $100,000	Over $100,000	None	Over $100,000
The Trust pays no compensation to the trustees listed above who are interested persons of the Funds. Trustees receive no pension or retirement benefits paid from Fund expenses. None of the three most highly compensated officers of the Funds received aggregate compensation exceeding $60,000 from any of the Funds in the year ended December 31, 2018 .
The following table sets forth the compensation paid by the Funds to its trustees for the year ended December 31, 2018 :

Name of Trustee	Aggregate Compensation from CGM Focus Fund	Aggregate Compensation from CGM Mutual Fund	Aggregate Compensation from CGM Realty Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Compensation from the Trust and Fund Complex Paid to Trustees	Number of Funds in the CGM Funds Complex Overseen
Interested Trustees
Ken Heebner	None	None	None	None	None	None	3
Leslie A. Lake	None	None	None	None	None	None	3
Disinterested Trustees
Peter O. Brown	$37,122	$19,475	$33,403	None	None	$90,000	3
Mark W. Holland	$49,496	$25,967	$44,537	None	None	$120,000	3
J. Baur Whittlesey	$37,122	$19,475	$33,403	None	None	$90,000	3
Principal Holders of Securities and Management Ownership
As of March 31, 2019, the trustees and officers as a group owned beneficially (i) less than 1% of the outstanding shares of the CGM Focus Fund, (ii) 1.47% of the outstanding shares of the CGM Mutual Fund and (iii) less than 1% of the outstanding shares of the CGM Realty Fund.

As of March 31, 2019, the following record shareholders owned 5% of or more of the outstanding shares of each of the Funds.

Name and Address of Shareholders	Percentage Ownership of Shares of Record
	CGM Focus Fund	CGM Mutual Fund	CGM Realty Fund
Charles Schwab & Co Inc	8.42%	N/A	10.72%
211 Main St
San Francisco, CA 94105-1905
TD Ameritrade Inc	7.02%	N/A	6.56%
PO Box 2226
Omaha, NE 68103-2226
INVESTMENT ADVISORY AND OTHER SERVICES
Advisory Agreement
CGM serves as investment adviser of the Funds under advisory agreements approved by the shareholders of the Funds at a special meeting held on November 19, 2004 and effective as of December 31, 2004. The advisory agreements continue in effect from year to year, provided such continuance is approved at least annually (i) by the trustees or by a majority of the outstanding voting securities of each Fund, and (ii) in either event, by a majority of the disinterested trustees at a meeting called for the purpose of voting on such approval. Ken Heebner has continuously managed the CGM Focus Fund and CGM Realty Fund since inception and has continuously managed the CGM Mutual Fund or its predecessor since 1981. CGM has served as investment adviser of the CGM Mutual Fund since March 1, 1990. Prior to March 1, 1990, the Fund was managed by Loomis-Sayles, whose Capital Growth Management Division was reorganized into CGM on that date.
Under the advisory agreements, CGM manages the investment and reinvestment of assets of the Funds and generally administers their affairs, subject to supervision by the Board. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Funds and certain administrative services. For these services, CGM is compensated at the following annual percentage rates:

Average Daily Net Asset Value	CGM Focus Fund	CGM Mutual Fund	CGM Realty Fund
First $500 Million	1.00%	0.90%	0.85%
Next $500 Million	0.95%	0.80%	0.75%
Value in Excess of $1 Billion	0.90%	0.75%	0.75%
For the CGM Mutual Fund, while the annual percentage rates at which CGM is compensated are higher than that paid by most other investment companies, it is comparable to the fees paid by many investment companies having investment objectives and policies similar to those of the Fund.
For these services, CGM received the following advisory fees from the Funds for the fiscal years ended December 31, 2018 , 2017 and 2016 :

Fund	Advisory Fees
	2018	2017	2016
CGM Focus Fund	$8,443,708	$9,474,330	$8,609,516
CGM Mutual Fund	$3,478,767	$3,582,777	$3,300,632
CGM Realty Fund	$6,955,708	$7,415,575	$7,267,606

The Funds pay the compensation of their trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of the custodian and transfer agent; the charges and expenses of the independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the expenses of meetings of the shareholders and trustees; the charges and expenses of the Funds' legal counsel; interest, including on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing registration statements and prospectuses relating to the Funds, including amendments and revisions thereto, annual, semi-annual, and other periodic reports, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, to the extent that any such materials relate to the Funds or their shareholders; and the Funds' expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.
Kenbob, Inc., an investment advisory firm, is the sole general partner of CGM and is controlled by Ken Heebner. CGM currently acts as investment adviser to the Funds. CGM also provides investment advice to a pooled investment vehicle.
If a Fund and another Fund or client advised by CGM desires to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Funds outweighs the disadvantages, if any, which might result from these practices.
Custodial Arrangements
State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, is the custodian for the Funds. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on each business day.
Independent Registered Public Accounting Firm
The Funds' independent registered public accounting firm is PricewaterhouseCoopers LLP, 101 Seaport Blvd, Boston, Massachusetts 02210. PricewaterhouseCoopers LLP conducts an annual audit of the Funds' financial statements, reviews the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectus, and the financial statements incorporated by reference into this Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Other Arrangements
Certain office space, facilities, equipment and administrative services for the Funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial recordkeeping, related clerical and compliance services for which it is entitled to be reimbursed by the Funds based on the cost of providing these services.
For these services, CGM received the following administrative expenses from the Funds for the fiscal years ended December 31, 2018 , 2017 and 2016 :

Fund	Administrative Expenses
	2018	2017	2016
CGM Focus Fund	$603,385	$605,575	$587,827
CGM Mutual Fund	$315,504	$311,581	$283,958
CGM Realty Fund	$606,886	$570,319	$594,190
Codes of Ethics
The Funds and CGM each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel of the Funds and CGM, under certain circumstances, to invest in securities, including securities that may be purchased or held by the Funds. However, the Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. There can be no assurance that the Code of Ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.
PORTFOLIO MANAGER
Mr. Ken Heebner has been the portfolio manager of the CGM Focus Fund and CGM Realty Fund since their inception and CGM Mutual Fund or its predecessor since 1981. None of these registered investment companies are assessed a performance-based advisory fee. Mr. Heebner is also responsible for managing one other pooled investment vehicle, which pays a performance based advisory fee to CGM. The table below identifies, as of December 31, 2018 , the total number of other accounts managed by Mr. Heebner and the assets attributable to such accounts within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

Category	Total Number of Accounts Managed Within Category	Total Assets of Accounts Within Category
Registered Investment Companies	None	None
Other Pooled Investment Vehicles	1	$42,500,000
Other Accounts	None	None
Mr. Heebner receives a fixed salary from CGM as well as compensation related to the profitability of CGM and based upon his shareholding in the general partner of CGM.
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one registered investment company and other pooled investment vehicles. For example, the management of multiple accounts may present a portfolio manager with a potential conflict of interest in allocating his time among accounts. Although

Mr. Heebner is not required to devote a specific percentage of time to each of the Funds or to any other account, Mr. Heebner endeavors to allocate his time fairly among the (i) Funds and (ii) the other pooled investment vehicle that he manages. The management of multiple accounts may present a portfolio manager with a potential conflict of interest in allocating limited investment opportunities that are suitable for multiple accounts.
Conflicts of interest may also arise where the structure of financial or other benefits available to an adviser or a portfolio manager differs among the multiple accounts that they manage. The other pooled investment vehicle managed by CGM pays a performance-based advisory fee which may create an incentive to favor this account over other accounts managed by CGM. However, Mr. Heebner has assured the trustees of the Funds that he will, in all cases, treat the Funds fairly.
In addition, CGM has adopted order aggregation, trade allocation and other policies and procedures to ensure that, among other things, accounts managed by CGM participate in trades in a fair way.
Information regarding Mr. Heebner's ownership of Fund Securities is set forth under “Management of the Funds.”
PORTFOLIO TRANSACTIONS AND BROKERAGE
In placing orders for the purchase and sale of portfolio securities for the Funds, CGM always seeks best execution. CGM will select broker-dealers or use automated trading systems that will execute securities transactions for the Funds in such a manner that the Funds' total costs or proceeds in each transaction are the most favorable under the circumstances and, in selecting such broker-dealers or automated trading systems, CGM will consider all factors it deems relevant, including: (a) the nature and character of the security or instrument being traded and the markets on which it is purchased or sold; (b) the desired timing of the transaction; (c) CGM's knowledge of negotiated commission rates and spreads currently available; (d) the activity existing and expected in the market for the particular security or instrument; (e) the full range of brokerage services provided; (f) the broker's or dealer's capital strength and stability, including the willingness to commit capital with respect to a particular transaction, as well as its execution, clearance and settlement capabilities; (g) the quality of the research and research services provided; (h) the reasonableness of the commission or its equivalent for the specific transaction; and (i) CGM's knowledge of any actual or apparent operational problems of a broker-dealer.
The determinative factor in the selection of a broker or dealer will not be the lowest possible commission cost but whether the broker's or dealer's likely execution of the transaction represents the best qualitative execution for the Fund. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable execution can be obtained by carrying out such transactions through other brokers.
Portfolio managers and trading personnel of CGM may utilize the following guidelines, among others, to gauge the level of service provided by the broker-dealers in an attempt to ensure that best execution is achieved:

i.	whether the price level provided by the broker/dealer on each transaction is competitive and fair relative to the market and CGM's competitors;

ii.
whether the commission level charged by the broker/dealer is competitive and reasonable taking into account the size and difficulty of the transaction, the liquidity of the security, and the price of the security;

iii.	whether certain broker/dealers have specialization in a particular security type;

iv.	whether CGM has a strong relationship with a broker/dealer;

v.
whether the broker/dealer has the ability to obtain liquidity, complete trades, engage in unique trading strategies, execute trades quickly, satisfy CGM's trading needs, and maximize opportunities for price improvement;

vi.	whether certain broker/dealers have proven to be dependable and reliable over time;

vii.	whether certain broker/dealers assure that they will hold CGM trading strategy and positions in confidence;

viii.	whether certain broker/dealers provide more accurate and timely execution and are quicker to resolve settlement errors and disputes;

ix.	whether broker/dealers that have adequate resources to support the business have demonstrated an investment in, and commitment to, technology and a quality trading system;

x.	whether a broker/dealer is willing to commit the firm's capital in order to complete a particular transaction; and

xi.
whether the quality of the research provided by the broker/dealer is better than the research material provided by other broker/dealers (CGM trading personnel receive a list of those firms who have provided valued research services as well as a firm commission goal which the trading personnel are requested to meet or exceed if it can be achieved within the context of all other best execution criteria).

The Funds will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction. Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide the best price and execution for a transaction. These research services include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; global geopolitical research; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation and trading systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Funds.
CGM may pay periodic maintenance fees to brokers that make the Funds' shares available to their clients. The Funds will not be responsible for any such fees.

In 2018 , brokerage transactions of the Funds allocated to brokers providing research services and the commissions paid on those transactions are the following:

Fund	Brokerage Transactions	Commissions on Transactions
CGM Focus Fund	$12,585,013,157	$12,533,305
CGM Mutual Fund	$2,690,221,355	$3,374,850
CGM Realty Fund	$4,120,659,652	$5,884,505
During the fiscal years ended December 31, 2018 , 2017 and 2016 , the Funds paid the following total brokerage fees:

Fund	Brokerage Fees
	2018	2017	2016
CGM Focus Fund	$12,533,305	$12,143,145	$10,171,245
CGM Mutual Fund	$3,374,850	$4,070,060	$4,708,400
CGM Realty Fund	$5,884,505	$6,833,485	$7,246,540
The variation in the Fund's brokerage commissions is substantially attributable to the variance in portfolio turnover of the Fund.
DESCRIPTION OF THE TRUST
The Declaration of the Trust currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series of the Trust. Interests in the portfolios described in the Prospectus and in this Statement are represented by shares of each of the Funds. Each share of each Fund represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Funds do not have any preemptive rights. Upon liquidation of a Fund's portfolio, shareholders of that Fund are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.
The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Trust, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.
Shareholder Rights
Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) on the election of trustees of the Trust and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares of a Fund, stating that shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.
No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. The shareholders of a Fund shall not be entitled to vote on matters exclusively affecting any other series of the Trust, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of another series of the Trust and the approval of the investment advisory contracts of a series of the Trust. In particular, the phrase “majority of the outstanding voting securities of the Fund” as used in this Statement shall refer only to the shares of each Fund.
Shareholder and Trustee Liability
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.
The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
In addition to the foregoing, the Declaration of Trust provides that the appointment, designation or identification of a trustee as a member or chairperson of a committee or sub-committee of the trustees or any function of such a committee or sub-committee, an expert on any topic or in any area (including an audit committee financial expert), or the lead or head independent trustee, or any other special appointment, designation or identification of a trustee, will not impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a trustee in the absence of the appointment, designation or identification (provided that this limitation does not apply to duties expressly imposed pursuant to the By-Laws of the Trust, a charter of a committee or sub-committee of the Board of Trustees or by a vote of the Board of Trustees).

The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers and former trustees and officers of the Trust except with respect to any matter as to which it has been finally adjudicated that such person did not act in good faith in the reasonable belief that such action was in the best interests of the Trust. No officer or trustee or former officer or trustee may be indemnified against any liability to the Trust or the Trust’s shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
All persons dealing with a Fund must look only to the assets of that Fund for the enforcement of any claims against it and no other series of the Trust assumes any liability for obligations entered into on behalf of any other series of the Trust.
The By-Laws provide that, unless the relevant parties agree otherwise in writing, certain legal proceedings (including any action by shareholders against the Trust or the trustees) must be brought in the U.S. District Court in Massachusetts or the Massachusetts Superior Court for Suffolk County Business Litigation Session or, if that court does not have jurisdiction, another court located in Massachusetts. The By-Laws also provide that, before bringing a legal action asserting a derivative claim, a shareholder must submit a written demand to the trustees requesting that they bring the action on behalf of the Trust. The trustees (including the disinterested trustees) are required to consider any written demand within 90 days of its receipt and to determine whether to bring, maintain or settle the claim, or whether to submit the matter to a vote of shareholders. The trustees’ decision shall be binding on the shareholders.
NET ASSET VALUE AND PUBLIC OFFERING PRICE
The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."
The net asset value of a share of each Fund is determined by dividing the Fund’s total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in each Fund’s portfolio securities that the value of each Fund’s shares might be materially affected. During the 12 months following the date of this Statement, the New York Stock Exchange is currently expected to be closed on the following holidays: Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day and Good Friday.
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees. Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For securities with no sale reported, the last reported bid price is used for long positions and the last reported ask price for short positions. Corporate debt securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. United States government debt securities held long are valued at the current closing bid and if held short are valued at the current closing ask, as last reported by a pricing service approved by the Board of Trustees. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

HOW TO PURCHASE SHARES
The procedures for purchasing shares of each Fund are summarized in the Prospectus under
“How to Purchase Shares.”
SHAREHOLDER SERVICES
Please be sure to keep copies of any documents you send to the Funds. Once received, these documents become the property of the Funds and will not be returned. Certain forms and further information may be obtained at www.cgmfunds.com.
Open Accounts
A shareholder’s investment in a Fund is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department (“CGM Shareholder Services”) of DST Asset Manager Solutions, Inc. (“DST”). The address is: The CGM Funds, c/o DST Asset Manager Solutions, Inc., P.O. Box 219252, Kansas City, MO 64121-9252 , or by overnight mail to: 430 W 7th Street, STE 219252 Kansas City, MO 64105-1407 . CGM makes available retirement plan forms and prototype plan documents for tax deferred Money Purchase Pension or Profit Sharing Plans, as well as SEP-IRAs and Traditional and Roth IRAs established under retirement plans sponsored by CGM (“CGM Retirement Plans”). In this SAI, CGM Retirement Plans other than Traditional IRAs, Roth IRAs and SEP-IRAs are referred to as “CGM Qualified Retirement Plans.”
Establishing or further transactions in an account is processed by CGM Shareholder Services upon the receipt of all required documentation in "good order". Fund information on transaction requests is considered in "good order" when all required information is completed to the specifications of the Funds' policies and procedures.
Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders may be charged a fee for duplicate information.
The Funds no longer issues certificates representing Fund shares. The Funds' open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Shareholders who hold certificates may surrender them to the Funds, in which case their ownership of Fund shares will be recorded in that Fund's open account system. If a certificate has been lost, the shareholder will be required to (a) pay a surety bond of 2% of the current value of the lost certificate or a minimum of $50, and (b) complete, sign (with all signatures notarized) and return an Affidavit of Loss Form X-17F-1A. The Affidavit of Loss is available by contacting CGM Shareholder Services at 800-343-5678.
The costs of maintaining the open account system are borne by the Funds, and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plans (“SWP”)
A Systematic Withdrawal Plan, referred to in the Prospectus under “Shareholder Services — Systematic Withdrawal Plan,” provides for monthly, bi-monthly, quarterly, semi-annual or annual withdrawal payments of $50 or more from the non-fiduciary account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established and has all dividend and capital gain distributions reinvested. A shareholder may establish a SWP by completing a CGM Service Options Form (available at www.cgmfunds.com ). Instructions and transaction requests by facsimile or email are not accepted. The SWP is not available to omnibus accounts. Systematic withdrawals taken from CGM Retirement Plans require specific instruction. Please contact CGM Shareholder Services at 800-343-5678 .
Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, the notarized signature of the registered owner will be required on the appropriate form. Shares to be included in a SWP must be held in an open account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange on the ex-dividend date for the dividend or distribution. If withdrawal checks are returned to a Fund as “undeliverable” or remain uncashed for more than six months, the shareholder’s SWP will be canceled, such undeliverable or uncashed checks will be canceled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. Special rules apply to fiduciary accounts. Please call CGM Shareholder Services at 800-343-5678 for more information.
Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a SWP and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. For federal income tax purposes, a withdrawal under a SWP constitutes a sale of shares, which may result in a taxable gain or loss. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See “Income Dividends, Capital Gains Distributions and Tax Status” section for certain information as to federal income taxes.
Exchange Privilege
A shareholder may exchange shares of a Fund for shares of other CGM Funds. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the Fund into which the exchange is being made. This option is summarized in the Prospectus under “Shareholder Services — Exchange Privilege.” Exchange requests cannot be revoked once they have been received in "good order". As described in the Prospectus, frequent trading can negatively impact Fund performance and shareholders. Therefore, the Funds limit the number of exchanges a shareholder can make to four exchanges per account (or two round trips out of a Fund and back again) per calendar year. The Funds also reserves the right to prohibit exchanges during the first fifteen days following an investment. A shareholder may exercise the exchange privilege only when the Fund into which shares will be exchanged is registered or qualified in the state in which such shareholder resides.
Exchanges may be made on any day the New York Stock Exchange is open. Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided a special authorization form is on file with the Trust, or (ii) a written exchange request to CGM Shareholder Services. Instructions and transaction requests by facsimile or email are not accepted. Exchange requests must be received prior to the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time). Telephone exchange requests will not be accepted after the close of the New York Stock Exchange. If a written exchange request is received after the close of the New York Stock Exchange, it will be priced at the net asset value determined on the next business day.
The Trust reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation. In addition, under applicable anti-money laundering regulations, exchange requests may be suspended, restricted, canceled, or processed with proceeds withheld.
For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a taxable gain or loss.
Automatic Investment Plan (“AIP”)
Once initial investment minimums have been satisfied (see “How to Purchase Shares” in the Prospectus), a shareholder may participate in an AIP, pursuant to which a Fund debits $50 or more on or about the same date each month, or twice per month, from a shareholder’s checking account and transfers the proceeds into the shareholder’s Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House (“ACH”) debits against the shareholder’s designated checking account at a bank or other financial institution.
Telephone Investment Plan (“TIP”)
Once initial investment minimums have been satisfied (see “How to Purchase Shares” in the prospectus), investments of at least $50 may be made by telephone by calling CGM Shareholder Services at 800-343-5678. A telephone purchase is made with funds drawn via ACH from your pre-designated U.S. bank account. The trade date for a telephone purchase will generally be the business/banking day of your request, provided your request is received by CGM Shareholder Services prior to the close of the New York Stock Exchange, normally 4 p.m. Eastern time. If you telephone your purchase request after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary.
General Information Relating to the AIP and TIP
Shareholders receive a confirmation of each purchase of Fund shares under the AIP or TIP. If a shareholder elects to redeem shares of a Fund purchased under the AIP or TIP within fifteen calendar days of such purchase, the shareholder may experience delays in receiving redemption proceeds. See “All Redemptions.”
Once a shareholder enrolls in the AIP or TIP, the Fund in which the shareholder invested and its agents are authorized to initiate ACH debits against the shareholder’s account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP or TIP may be terminated or changed by sending written notice to The CGM Funds, c/o DST Asset Manager Solutions, Inc., P.O. Box 219252, Kansas City, MO 64121-9252 , or by calling 800-343-5678 more than fourteen days prior to the next scheduled debit date. Instructions and transaction requests by facsimile or email are not accepted. The Fund may terminate a shareholder’s participation in the AIP or TIP immediately in the event that any item is unpaid by the shareholder’s financial institution. The Fund may terminate or modify the AIP or TIP at any time.

Retirement Plans
Under “Shareholder Services — Retirement Plans” the Prospectus refers to several CGM Retirement Plans. These plans may be funded with shares of the Funds.
For CGM Retirement Plans, all income dividends and capital gain distributions of plan participants must generally be reinvested. Plan documents and further information can be obtained from the Trust by writing or calling the Trust as indicated on the cover of this Statement. Retirement Plan fees currently include a $5 set-up fee per plan type, a $15 annual maintenance fee per account and a $5 close-out fee per account. CGM may receive a portion of the annual maintenance fee and close-out fee as reimbursement for its maintenance of certain fiduciary retirement plan accounts.
Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.
Transfer on Death Accounts (“TOD”)
The Funds generally permits “Transfer On Death” (“TOD”) registration of shares. Upon the death of the registered owner(s) the shares are transferred to a designated beneficiary or beneficiaries upon receipt of notification of death and written instructions, in good order, from the beneficiary or beneficiaries. To open a TOD account, please follow the instructions in the Funds' application or call 800-343-5678. Please note that the TOD option for a joint account becomes effective upon the death of all of the registered owners. At that time the listed beneficiary becomes the owner of the account. The beneficiary for a joint account must be the same for all owners.
The terms of TOD registrations and accounts are governed by certain TOD rules (“TOD Rules”). Please contact The CGM Funds, c/o DST Asset Manager Solutions, Inc., P.O. Box 219252, Kansas City, MO 64121-9252 , or call 800-343-5678 , for a copy of the TOD Rules. By opening a TOD account, you agree to be bound by the TOD Rules.
Address Changes
Shareholders can request that their address of record be changed either by telephone or in writing in accordance with the policies and procedures of the Trust. Instructions and transaction requests by facsimile or email are not accepted. After an address change is made, no telephone or written redemption requests will be honored for sixty days (does not apply to required minimum distributions (“RMDs”)), unless the request includes the notarized signature of the registered owner. Written requests for a change of address may be mailed to: The CGM Funds, c/o DST Asset Manager Solutions, Inc., P.O. Box 219252, Kansas City, MO 64121-9252 .
If a statement or check sent to a shareholder is returned as undeliverable by the post office, mailings to the shareholder may be discontinued until the shareholder contacts CGM Shareholder Services with correct address information.
Medallion Signature Guarantees
Certain redemption requests require a Medallion Signature Guarantee from an eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing.

REDEMPTIONS
The procedures for redemption of Fund shares are summarized in the Prospectus under “How to Sell Shares.”
Except as noted below, signatures on redemption requests must have a Medallion Signature Guarantee.
As noted in the Prospectus, a Medallion Signature Guarantee will not be required if the proceeds of the redemption do not exceed $50,000, and the proceeds check is made payable to the registered owner(s) and mailed to the address of record, which has not changed in the prior sixty days. If the address of record has changed within the prior sixty days, a Medallion Signature Guarantee will be required (does not apply to RMDs). This policy applies to both written and telephone redemption requests.
Redeeming by Telephone
There are three ways to redeem by telephone. In each case, a shareholder should call 800-343-5678 prior to 4:00 p.m. Eastern time (on a regular business day). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for CGM Qualified Retirement Plans.
Check Sent to the Address of Record
A shareholder may request that a check be sent to the address of record on the account, provided that the address has not changed within the prior sixty calendar days (does not apply to RMDs) and the shareholder is redeeming $50,000 or less. Except in the case of a CGM Qualified Retirement Plan, the option of telephone redemption by check is available to shareholders automatically unless this option is declined in the application or in writing. The check will be made payable to the registered owner(s) of the account.
If checks representing redemption proceeds are returned “undeliverable” or remain uncashed for six months, such checks may be canceled and such proceeds shall be reinvested in the shareholder's account at the per share net asset value determined as of the date of cancellation of such checks. Special rules apply to fiduciary accounts. Please call CGM Shareholder Services at 800-343-5678 for more information.
Proceeds Wired to a Pre-designated Bank
Except in the case of a CGM Qualified Retirement Plan, a shareholder may request that the redemption proceeds be wired to the bank account designated on the Funds' application or subsequently on a CGM Service Options Form available at www.cgmfunds.com or from the Trust or CGM Shareholder Services. A nominal wire fee, currently $5, is deducted from the CGM account proceeds. Please check with your banking institution as they may also charge a wire fee. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing CGM Shareholder Services a completed CGM Service Options Form. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. If wire redemption proceeds are rejected by the pre-designated bank, the applicable Fund may, in its discretion, re-wire the proceeds, issue a check for the proceeds, or reinvest the proceeds in the Fund at the per share net asset value determined as of the date of the reinvestment.
Proceeds Sent by ACH to a Pre-designated Bank
Except in the case of a CGM Qualified Retirement Plan, a shareholder may request that the redemption proceeds be sent by ACH to the bank account designated on the Fund application or subsequently on a CGM Service Options Form available at www.cgmfunds.com or from the Trust or CGM Shareholder Services, provided that the amount to be redeemed is not more than $50,000. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be sent. Any change in the bank account so designated may be made by furnishing CGM Shareholder Services a completed CGM Service Options Form. Telephone ACH redemptions may be made only if an investor's bank offers such a service and is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. If ACH proceeds are rejected by the pre-designated bank, the applicable Fund may, in its discretion, re-send the proceeds by ACH, issue a check for the proceeds, or reinvest the proceeds in the Fund at the per share net asset value determined as of the date of the reinvestment.
All Redemptions
The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in "good order" (including any necessary documentation). Redemption requests cannot be revoked once they have been received in "good order". Under applicable anti-money laundering regulations, redemption requests may be suspended, restricted, canceled, or processed with proceeds withheld. Proceeds resulting from a written redemption request will be mailed or wired to you within seven calendar days after receipt of your request in "good order". Telephone redemption proceeds will be mailed, wired or sent by ACH within seven calendar days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP or TIP) and elect to redeem shares within fifteen calendar days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will process your redemption request upon receipt of a request in good order. However, the Trust will generally postpone sending your redemption proceeds from such investment until it can verify that your check (or AIP or TIP purchase) has been or will be collected. Under ordinary circumstances, the Trust cannot verify collection of individual checks (or AIP or TIP purchases) and may therefore automatically hold proceeds from redemptions requested during the fifteen calendar day period following such investment for a total of up to seven calendar days. There will be no such automatic delay following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check although the Trust may in any case postpone payment of redemption proceeds for up to seven calendar days.
The Funds will normally redeem shares for cash; however, the Funds reserve the right to pay the redemption price wholly or partly in kind (by giving you securities) if the Board of Trustees of the Trust determines it to be advisable in the interests of the remaining shareholders. During periods of deteriorating or stressed market conditions, when an increased portion of a Fund's portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds by giving you securities. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities, and the shareholder may not be able to dispose of such securities at the price at which they are valued for purposes of the redemption. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any ninety-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.
A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a taxable gain or loss. See “Income Dividends, Capital Gains Distributions and Tax Status” for certain information as to federal income taxes.
Because the expense of maintaining small accounts is disproportionately high, the Trust may close accounts with twenty shares or fewer and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Trust's intention to close the account, and will have sixty days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.
PURCHASES AND REDEMPTIONS THROUGH CERTAIN BROKERS
The Trust has authorized certain brokers, and these brokers have been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders. A Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the net asset value next computed after the broker or designee accepts the order. Investors who buy, sell or exchange Fund shares through a broker or agent may be charged a fee by that broker or agent.
INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
As described in the Prospectus under “Dividends, Capital Gains and Taxes”, (i) it is the policy of the CGM Focus Fund to pay annually, as dividends, substantially all net investment income, if any, and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers and (ii) it is the policy of the CGM Mutual and CGM Realty Funds to pay quarterly, as dividends, substantially all net investment income, if any, and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.
Income dividends and capital gain distributions are generally payable in full and fractional shares of a Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the ex-dividend date for such dividend or distribution. Shareholders may elect to receive their income dividends or capital gain distributions, or both, in cash. However, if a shareholder elects to receive capital gain distributions in cash, his or her income dividends must also be received in cash. Shareholders can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that they have pre-designated. These elections can be made at the time the account is opened and may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services or by calling 800-343-5678 . However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a CGM Service Options Form (available at www.cgmfunds.com ). In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five business days before the record date for such dividend or distribution. Instructions and transaction requests by facsimile or email are not accepted. If a shareholder elects to receive distributions in cash and checks are returned “undeliverable” or remain uncashed for six months, such shareholder's cash election will be changed automatically and the shareholder's future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the reinvestment date of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be canceled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.
The Funds are treated as separate entities for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Funds have elected to be treated and intend to qualify for treatment each year as regulated investment companies under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of each Fund's gross income, the amount of Fund distributions, and the composition of each Fund's portfolio assets.
As regulated investment companies, the Funds generally will not be subject to U.S. federal income or excise tax on their investment company taxable income (calculated without regard to the dividends-paid deduction) and net capital gain (the excess of net long-term capital gains over net short-term capital losses) to the extent that they distribute such income and gain to shareholders in accordance with the timing requirements imposed by the Code. If a Fund failed to qualify as a regulated investment company or failed to meet certain distribution requirements for any year, it would generally incur a regular corporate federal income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.
Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.
As long as they qualify for treatment as regulated investment companies under the Code, the Funds will not be required to pay Massachusetts income or excise taxes.
The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income (calculated without regard to the dividends-paid deduction) and net capital gains. Each Fund is subject to a nondeductible 4% excise tax to the extent that it does not distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (subject to certain modifications) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. The Funds intend to make distributions in a timely manner and accordingly do not expect to be subject to the excise tax.
For U.S. federal income tax purposes, unused capital losses may be carried forward and applied against future capital gains. Net short-term and long-term capital losses may be carried forward without limit and will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the CGM Focus Fund had $80,367,667 of short-term capital loss carryforwards, the CGM Mutual Fund had $8,308,516 of short-term capital loss carryforwards, and the CGM Realty Fund had $23,800,363 of short-term capital loss carryforwards. Under certain circumstances, a Fund may elect to treat capital losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.
A distribution will be treated as paid by a Fund and received by the applicable shareholder on December 31 of a given calendar year if it is declared by the Fund in October, November or December, payable to shareholders of record in such a month, and is paid by the Fund during January of the following calendar year.
Shareholders of the Funds normally will have to pay federal income tax, any state or local income taxes and, if applicable, a Medicare contribution tax, on Fund dividends and capital gain distributions, whether the distributions are made in cash or additional shares. The 3.8% Medicare contribution tax is imposed on all or a portion of net investment income, generally including interest, dividends, and certain capital gains of U.S. individuals with adjusted gross income exceeding certain thresholds and of certain estates and trusts. Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income.
Distributions paid by the Funds from ordinary income (including dividends and interest) and net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes.
Distributions of ordinary dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income" (“QDI”), which may qualify for a reduced tax rate, to the extent such distributions are derived from, and reported by the Fund as, QDI, so long as the recipient and the Fund satisfy certain holding period requirements. If 95% or more of a Fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of QDI, the Fund may report, and the Fund's non-corporate shareholders may then treat, all distributions of such income as QDI. QDI generally is income derived from dividends from U.S. corporations or from “qualified foreign corporations,” which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. “Passive foreign investment companies” (“PFICs”) are not “qualified foreign corporations” for this purpose. Dividends from REITs will generally be treated as QDI only to the extent that the REIT derived its income from QDI. Distributions from a foreign corporation that is not in general a “qualified foreign corporation” may nevertheless be treated as QDI if the applicable stock is readily tradable on an established U.S. securities market.
The portion of a Fund's dividends that is derived from dividend income from U.S. corporations will normally be eligible for the dividends-received deduction for corporate shareholders if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations and may result in certain basis adjustments. Distributions that a Fund receives from REITs, and dividends paid by the Fund from such distributions, will not qualify for this deduction. If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligations may be eligible for the deduction for dividends received by corporations.
Distributions of net capital gain that are reported by a Fund as capital gain dividends are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time shareholders have owned shares of that Fund.
To the extent that a Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder’s shares in that Fund, and then, to the extent the distribution exceeds such tax basis, as a taxable gain from the sale of such shares.
If a Fund meets certain distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by that Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Any Fund distribution will have the effect of reducing the per share net asset value of shares in that Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.
Upon the sale or other disposition of Fund shares by a shareholder that holds such shares as a capital asset, the shareholder may realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including replacement with shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
An investment in zero coupon securities, deferred interest securities, payment-in-kind securities, certain stripped securities, and certain securities purchased at a market discount may cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to that Fund.
The Funds may invest in publicly traded partnerships. Allocations from publicly traded partnerships are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the partnership.
Noncorporate taxpayers are generally eligible for a deduction of up to 20% of the taxpayer’s “qualified publicly traded partnership income.” Subject to any future guidance to the contrary, a Fund will not be able to claim such a deduction in respect of income allocated to it by any publicly traded partnerships in which it invests, and shareholders ostensibly will not be able to claim such a deduction in respect of Fund dividends attributable to any such income.
If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91–day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.
The Funds may invest in foreign entities that may be treated as PFICs for U.S. federal income tax purposes. If a Fund does invest in PFICs, it may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to the sale or other disposition of the stock of, such entities. If the Fund is eligible to make and makes either a “qualified electing fund” election or a “mark to market” election with respect to an investment in a PFIC, then the Fund may have taxable income from such investment regardless of whether or not the Fund receives any actual distributions of cash from such PFIC in any given year. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued

to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. Each Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.
Investment income received by a Fund and gains with respect to foreign securities may be subject to foreign taxes, a portion of which may be recoverable, including foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Funds intends to qualify for treaty reduced rates where available.
If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by a Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions, and no deductions for foreign taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by a Fund may reduce the return from the Fund’s investments. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be reduced, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.
Dividends paid by the Funds that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from certain state and local income taxes. The Funds generally intend to advise shareholders of the extent, if any, to which any dividends consist of interest that may be eligible for such an exemption.
Dividends and certain other payments (but not distributions of net capital gain) to persons who are neither citizens nor residents of the United States or U.S. entities (“non-U.S. persons”) are generally subject to U.S. federal income tax withholding at the rate of 30%. The Funds intend to withhold at that rate on taxable dividends and such other payments to non-U.S. persons that are subject to such withholding. Such withholding generally will not apply to certain dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. A Fund may withhold at a lower rate permitted by an applicable treaty if the applicable shareholder provides the documentation required by the Fund. Any amounts over-withheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service (“IRS”) within the time period appropriate to such claims. Fund distributions received by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

The CGM Realty Fund may be required to apply special withholding rules to distributions to certain non-U.S. persons to the extent such distributions are attributable to gain from sales of “United States real property interests” held directly or indirectly by the Fund. Those rules, if applicable, require withholding at the rate of 21% of such a distribution otherwise payable to a non-U.S. individual or corporation that held more than 5% of the Fund's shares at any time during the one-year period ending on the date of the distribution. A distribution that is subject to 21% withholding will not also be subject to the 30% withholding tax described in the preceding paragraph. Distributions subject to 21% withholding will be treated as income effectively connected with a trade or business within the United States, and a non-U.S. person receiving such a distribution generally will be required to file a U.S. federal income tax return for the period in which such distribution is received.
Unless certain non-U.S. entities that hold shares in a Fund comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
A shareholder will be subject to backup withholding on distributions, redemptions and certain other payments unless such shareholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies that the shareholder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide his/her correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability so long as a return is timely filed. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are non-U.S. persons. The backup withholding rate is currently 24%.
As required by federal law, CGM Shareholder Services will send you and the IRS an annual statement detailing federal tax information, including dividends, distributions and redemption proceeds paid to you during the preceding year, generally on or before January 31st of the succeeding year or, if a Fund files for an extension with the IRS, on or before March 2nd of the succeeding year. Your annual statement generally will also include information as to the cost basis of shares redeemed or exchanged during the year and the gain or loss realized. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.
For shares purchased on or after January 1, 2012 (“covered shares”), the basis reported for the year in which a sale or exchange occurs will be subject to IRS regulations for mutual fund companies, and you will generally be required to report the same basis on your tax return. For shares purchased prior to January 1, 2012 (“non-covered shares”), cost basis information is provided for your reference (on eligible accounts), but you may be entitled to use a different basis computation method.
You must select a cost basis computation method on the CGM Funds Application when establishing a new account. If you do not elect a cost basis method CGM will by default apply the Average Cost (“ACST”) method to calculate your basis on any redemption or exchange. You may change the cost basis method on an existing account by completing a CGM Service Options Form (available at www.cgmfunds.com). In applying any basis computation method, shares purchased on or after January 1, 2012 will be treated as held in a separate account from shares acquired before that date. The application of a method other than ACST may be affected by the timing of your election and, particularly, whether shares in your account have been redeemed or exchanged prior to making the election. Consult your tax adviser to determine which method best suits your individual tax situation. For additional information please call CGM Shareholder Services at 800-343-5678.
PROXY VOTING GUIDELINES AND PROCEDURES
The Board of Trustees has approved delegating proxy voting discretion to CGM. CGM's detailed proxy voting guidelines and procedures are attached as Appendix B to this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available free of charge, upon request, by calling 800-345-4048, and on the SEC’s website at www.sec.gov.
FINANCIAL STATEMENTS
The financial statements for the year ended December 31, 2018 , included in the Funds' Annual Reports to Shareholders for the year ended December 31, 2018 , are incorporated herein by reference.

APPENDIX A
RATINGS
Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:
Moody’s long-term obligations are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (i) the likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation; (ii) the nature and provisions of the financial obligation; and (iii) the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period of 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligtaion is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Active Qualifiers (Currently applied and/or outstanding)
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: ‘L’ qualifier
Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
Principal: ‘p’ qualifier
This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary ratings: ‘prelim’ qualifier
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities. Preliminary ratings may be assigned when a previously unrated entity is undergoing a well‑formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings. A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
Termination structures: ‘t’ qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Counterparty instrument rating: ‘cir’ qualifier
This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

APPENDIX B
CAPITAL GROWTH MANAGEMENT
PROXY VOTING POLICIES AND PROCEDURES
The following policies and procedures apply in voting proxies on behalf of accounts for which Capital Growth Management Limited Partnership (“CGM”) has voting authority.

1.	CGM’s policy is to vote – not abstain from voting – on all issues presented on portfolio securities held for our advisory clients.

2.
All issues presented for securityholder vote are considered from an investment point of view and voted in the best investment interests of the beneficial owners of the account holding the securities that are being voted, with the goal of maximizing the long-term value of the account.

3.
Proxies generally are voted by the investment manager responsible for the account holding the securities to be voted (the “manager”), under the supervision of the CGM Proxy Committee (the “Proxy Committee”). The Proxy Committee shall consist of G. Kenneth Heebner, Kevin Ure and Elise Schaefer, and such other members who may be appointed by G. Kenneth Heebner from time to time. The Proxy Committee is responsible for reviewing these policies and procedures on at least an annual basis and making any necessary or desirable changes hereto. Managers may, but subject to paragraphs 6, 7 and 8 are not required to, consult with the Proxy Committee on how to vote particular proxies. Managers are required to follow any definitive determination by the Proxy Committee to vote a proxy in a particular manner.

4.
Where CGM has been directed to vote in a particular manner by a client, pursuant to a contractual obligation with that client or a specific direction from the client as to a particular proxy vote, the applicable manager will vote the proxy in the manner directed by the client, subject to any contrary determination by the Proxy Committee.

5.
Generally, proxies covering routine matters are voted in favor of management proposals, subject, in each case, to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

6.
Proxy items involving non-routine issues generally will be voted as recommended by management, but will be voted against management if the manager responsible for voting the proxy believes that the management recommendation is not in the best interest of the beneficial owners of accounts holding the securities that are being voted.

It is CGM policy to generally vote against: extreme anti-takeover measures. Extreme measures include, but are not limited to establishing a separate class of voting shares; shareholder proposals regarding the exercise of poison pills without stockholder approval; stock option plans that would cause excessive dilution (dilution of 10% or more is unacceptable); and an increase in authorized shares which dilute the interests of present shareholders, subject, in each case, to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.
Management proposals regarding executive compensation ("Say on Pay" proposals) are evaluated on a case-by-case basis. Where the proposal effectively demonstrates a strong relationship between executive pay and performance over time, CGM will generally vote in favor of the proposal.

The voting policies contained in this paragraph 6 may be superseded where the relevant manager, with the approval of the Proxy Committee, determines that doing so is in the best interest of the beneficial owners of the relevant accounts.

7.	If a manager determines that a proposal deserves special attention, it will be discussed with the Proxy Committee.

8.
All employees of CGM are under a duty to report to the Proxy Committee any potential conflict of interest of which they become aware regarding voting proxies for client accounts. Employees will be periodically notified of this duty.

9.
The Proxy Committee shall consider all potential conflicts of interest brought to its attention pursuant to paragraph 8 hereof or otherwise coming to its attention, and will determine whether there exists a material conflict of interest with respect to the proxies in question. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence CGM’s decision-making in voting the proxy. Where it is deemed that a material conflict of interest does not exist, the relevant manager may vote such proxy, subject to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

10.
Where it is determined by the Proxy Committee that a material conflict of interest does exist, the material conflict shall be disclosed to the applicable client and their consent shall be solicited on whether the proxy may be voted in the manner recommended by CGM. If the client does consent, then the proxy shall be voted in such a manner. If the client does not consent, the proxy shall (i) be voted in the manner directed by the client, or, lacking such direction, (ii) not be voted.

11.
CGM shall maintain, in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CGM: (i) a copy of these proxy voting policies and procedures, (ii) proxy statements received regarding client securities, (iii) records of votes cast on behalf of clients, (iv) records of client requests for proxy voting information, and (v) any documents created by CGM that were material to making a decision how to vote, or that memorialized the basis for the decision. CGM may rely on proxy statements filed on the Securities and Exchange Commission’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by CGM that are maintained with a third party, such as a proxy voting service, provided that CGM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

12.	CGM shall periodically report to the Trustees of CGM Trust as to actions taken in accordance with these policies and procedures.

13.	CGM will provide clients with a copy of these policies and procedures promptly upon request.

CGM TRUST
PART C. OTHER INFORMATION
Item 28.    Exhibits

(a)
(1)    Amended and Restated Agreement and Declaration of Trust of the Registrant is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

(2)
Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of the Registrant is contained in Post-Effective Amendment No. 83 on Form N-1A (File No. 2-10653) filed on June 17, 1997 and incorporated herein by reference.

(3)
Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust of the Registrant is contained in Post-Effective Amendment No. 94 on Form N-1A (File No. 2-10653) filed on April 25, 2003 and incorporated herein by reference.

(4)
Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust of the Registrant is contained in Post-Effective Amendment No. 96 on Form N-1A (File No. 2-10653) filed on February 28, 2005 and incorporated herein by reference.

(b)	Bylaws of the Registrant are contained in Post-Effective Amendment No. 114 on Form N-1A (File No. 2-10653) filed on April 28, 2016 and incorporated herein by reference.

(c)
(1)    Form of share certificate of the Registrant’s CGM Mutual Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

(2)
Form of share certificate of the Registrant’s CGM Realty Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

(3)
Form of share certificate of the Registrant’s CGM Focus Fund is contained in Post-Effective Amendment No. 87 on Form N-1A (File No. 2-10653) filed on March 1, 1999 and incorporated herein by reference.

(d)
(1)    Advisory Agreement of the Registrant dated December 31, 2004 with respect to CGM Mutual Fund is contained in Post-Effective Amendment No. 96 on Form N-1A (File No. 2-10653) filed on February 28, 2005 and incorporated herein by reference.

(2)
Advisory Agreement of the Registrant dated December 31, 2004 with respect to CGM Realty Fund is contained in Post-Effective Amendment No. 96 on Form N-1A (File No. 2-10653) filed on February 28, 2005 and incorporated herein by reference.

(3)	Advisory Agreement of the Registrant dated December 31, 2004 with respect to CGM Focus Fund is contained in Post-Effective Amendment

No. 96 on Form N-1A (File No. 2-10653) filed on February 28, 2005 and incorporated herein by reference.

(e)	None.

(f)	None.

(g)
(1)    Custodian Agreement with respect to each series of the Registrant dated April 26, 2001 is contained in Post-Effective Amendment No. 101 on Form N-1A (File No. 2-10653) filed on April 27, 2009 and incorporated herein by reference.

(2)
Amendment dated December 20, 2004 to Custodian Agreement with respect to each series of the Registrant is contained in Post-Effective Amendment No. 101 on Form N-1A (File No. 2-10653) filed on April 27, 2009 and incorporated herein by reference.

(h)
Transfer Agency and Service Agreement with respect to each series of the Registrant dated as of October 1, 2014, is contained in Post-Effective Amendment No. 112 on Form N-1A (File No. 2-10653) filed on April 30, 2015 and incorporated herein by reference.

(i)	Opinion and consent of counsel is contained in Post-Effective Amendment No. 88 on Form N-1A (File No. 2-10653) filed on April 30, 1999 and incorporated herein by reference.

(j)	Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)	None.

(l)	None.

(m)	None.

(n)	None.

(p)	Code of Ethics for the Registrant dated October 27, 2016 is contained in Post-Effective Amendment No. 116 on Form N-1A (File No. 2-10653) filed on April 27, 2017 and incorporated herein by reference.

(q)	Powers of attorney are filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant
Information pertaining to persons controlled by or under common control with the Registrant is hereby incorporated by reference to the section captioned “The Investment Manager” in the Prospectus and the section captioned “Investment Advisory and Other Services – Advisory Agreement” in the Statement of Additional Information.

Item 30.	Indemnification
See Article 4 of the Trust’s By-laws which are incorporated herein by reference. In addition, each series of the Trust maintains a liability insurance policy under which the applicable Fund and its trustees and officers are named insureds.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust’s By-laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against the public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser
Capital Growth Management Limited Partnership (“CGM”), the investment manager of CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund, provides investment advice to a private investment fund.
KenBob, Inc., which is owned by G. Kenneth Heebner, is the sole general partner of CGM. Mr. Heebner is a trustee and officer of the Registrant.

Item 32.	Principal Underwriters
Not applicable.

Item 33.	Location of Accounts and Records
The following companies maintain possession of the documents required by the specified rules:

(a)	Registrant
Rule 31a-1(a); Rule 31a-1(d); Rule 31a-2(a); Rule 31a-2(c)

(b)	State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8);
Rule 31a-2(a)

(c)	Capital Growth Management Limited Partnership
One International Place
Boston, Massachusetts 02110
Rule 31a-1(a); Rule 31a-1(b)(9), (10), (11);
Rule 31a-1(f); Rule 31a-2(a); Rule 31a-2(e)

Item 34.	Management Services
Not applicable.

Item 35.	Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment to its Registration Statement on Form N-1A meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act and that the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 2019 .
CGM TRUST
By:     /s/ David C. Fietze
David C. Fietze
President
Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on April 29, 2019 in the capacities indicated.

Signature	Title

/s/ David C. Fietze	President (Principal Executive Officer)
David C. Fietze
/s/ Jem A. Hudgins	Treasurer (Principal Financial and Accounting Officer)
Jem A. Hudgins
/s/ G. Kenneth Heebner	Trustee
G. Kenneth Heebner
* Peter O. Brown	Trustee
Peter O. Brown
* Leslie A. Lake	Trustee
Leslie A. Lake
* Mark W. Holland	Trustee
Mark W. Holland
* J. Baur Whittlesey	Trustee
J. Baur Whittlesey
*By:  /s/ G. Kenneth Heebner
G. Kenneth Heebner
Attorney-In-Fact pursuant to powers of attorney.

EXHIBIT INDEX

(j)	Consent of PricewaterhouseCoopers LLP

(q)	Powers of attorney